January 31, 1999

                                                  [LOGO OMITTED]

                                           PORTFOLIOS OF THE ARBOR FUND
                                                      ANNUAL
                                                      REPORT
                                                  TO SHAREHOLDERS

[LOGO OMITTED]

TABLE OF CONTENTS

Investment Adviser's Review.........................1
Management's Discussion & Analysis..................4
Report of Independent Accountants..................11
Financial Statements...............................12
Notice to Shareholders.............................41



                                                             The OVB Funds:
                                                    [bullet] Not FDIC insured
                                                    [bullet] No bank guarantee
                                                    [bullet] May lose value

                                                                 [LOGO OMITTED]

Investment Adviser's Review

                                                               January 31, 1999

Investment Adviser's Review
   We have frequently advised our investors to focus on the long-term performance of the markets, and to "ignore" the inevitable short-term volatility. In fiscal year 1998, such "ignorance" was truly bliss.
   Certainly, it was not easy to remain calm as economic crises spread from one developing country to the next. And it was even more difficult to ignore those moments when the troubles appeared to reach our own shores in the form of hedge fund failures and plummeting stock prices.
   But those who tuned out the media frenzy and remembered that all crises eventually pass were well rewarded by a fiscal year that ultimately produced strongly positive results in stocks, bonds, and money market investments.
   I am happy to report that the majority of OVB Funds investors were among this blissfully "ignorant"--and very wise--group.



Money Market Review
   Yields on money market funds remained strong for the first half of the fiscal year, as short-term rates held steady. In the third quarter, however, the Federal Reserve Board began a series of three quarter-point reductions in short-term rates, in an effort to soothe financial markets that had been shaken by global economic turmoil.
   While these rate cuts were successful in calming the stock and bond markets, they resulted in somewhat lower yields for money market investors on a year-to-year basis.
   In the coming year, we believe that any Federal Reserve Board action on rates may be to the upside, rather than the downside. This outlook is based on recent comments by Fed Chairman Alan Greenspan that indicate concern about overheating in the U.S. economy. Any rate hikes would be positive for money market investors, since they would have the dual effect of raising yields and holding back inflation.
   Whatever the trend in rates, our forecast for money market investors continues to call for good after-inflation returns and relative stability.



Bond Market Review
   Economic turmoil is generally favorable for bonds, and fiscal 1998 was no exception. Throughout the year, global investors sought the safe haven of U.S. issues, particularly Treasury and agency securities. As a result, prices on these issues rose across the board, pushing yields down to their lowest levels in recent years. In this flight to the highest tiers of quality, corporate and high-yield bonds were less impressive performers.
   Among the factors driving investors to the Treasury markets were economic weakness in many of the world's major economies, and the Federal Reserve Board's actions to reduce interest rates. At the same time, the domestic economy continued to offer a rare combination of strong economic growth with little or no inflation.
   Municipal markets sat out much of the bond market rally, due to the investor focus on U.S. government securities, along with an increase in the supply of new issues. As a result, municipal bonds delivered their regular coupon yields, but little in the way of capital gains.
   Looking ahead, we see continued weakness in the global economies, including such critical nations as Germany, Japan and China. In addition, the introduction of the new Euro currency could represent real competition for dollar-denominated issues.
   On the positive side, the U.S. economy appears to be positioned for another year of growth with low inflation, and will benefit from the emergence of U.S. budgetary surpluses.
   Therefore, while we do not anticipate a repeat of last year's outstanding performance, we are cautiously optimistic that bonds will continue to perform well in the year ahead. Equity Market Review
   For the equity markets, fiscal 1998 was a year of extremes. During the first six months of the fiscal year, stocks showed surprisingly strong performance despite considerable volatility. Then, as the impact of global currency meltdowns was felt, stocks went into a sudden and unnerving tailspin. The declines were greatest for small- and mid-cap issues, many of which saw their values cut in half in a matter of weeks. However, even large cap issues fell by an average of about 20 percent.
   In September and October, the Federal Reserve Board took much-needed action to restore liquidity and calm, reducing interest rates by a total of 0.75 percent. Almost magically, equity investors returned to the markets, eventually pushing most stocks to new highs by fiscal year-end.
   As in years past, the markets continued to be dominated by large-capitalization issues that offered liquidity and relatively predictable earnings growth--to the exclusion of many small-capitalization issues. As a result, historical norms for price-earnings ratios among large-cap issues continued to be a distant memory, with P/E's routinely reaching the high double-digits--and beyond. Internet-related issues were partly responsible for the abandonment of conventional measures,

                                                                 [LOGO OMITTED]

January 31, 1999

   as fledgling companies with no earnings continued to attract market capitalizations equal to those of some of America's largest and most profitable corporations.
   Looking ahead, we see weakness in global economies continuing to impact U.S. corporations and the overall financial markets--although we hope not to the extent that was experienced during the fiscal year ended January 31, 1999. We believe that the markets will continue to favor large-capitalization issues, although there are some signs of growing strength in the small- and mid-cap sectors.



Conclusion
   The OVB Funds were created to provide investors with a convenient, affordable way to participate in the financial markets. For many of our individual shareholders, they represent a first entry into the field of investing.
   Fiscal year 1999 demonstrated, however, that even our newest shareholders have quickly come to understand the essential nature of investing, with all its risks and opportunities. And by maintaining their individual strategies even in the face of unprecedented global events, our investors have shown the maturity and resiliency that are required for long-term success.
   We salute your commitment to investing, and thank you for choosing to invest through the OVB Family of Funds.

/s/ J. RANDY VALENTINE

J. Randy Valentine
Senior Vice President
One Valley Bank, N.A.

Management's Discussion & Analysis


The OVB Funds
Prime Obligations Portfolio
------------------------------------------------
Sub-Adviser: Wellington Management Company, LLP

For the fiscal year ended January 31, 1999, the OVB Funds Prime Obligations Portfolio, Class A, posted a total return of 5.20%, while Class B shares returned 4.94%. By comparison, the Fund's benchmark, the Donoghue's/IBC First Tier Average, returned 4.90%.
   Money market yields were relatively stable during the first half of the fiscal year, as the continued growth of the


   [GRAPH  OMITTED]

   [CLASS A PLOT POINTS FOLLOWS:]

   Comparison of Change in the Value of a $10,000 Investment in the OVB Prime Obligations Portfolio, Class A, versus the IBC Financial First Tier Average

                   OVB-A      IBC
   Dec 93         10,000    10,000
   Jan 94         10,025    10,022
   Jan 95         10,441    10,413
   Jan 96         11,031    10,978
   Jan 97         11,595    11,510
   Jan 98         12,213    12,089
   Jan 99         12,848    12,681


               One Year     Annualized        Annualized       Annualized
                Return     3 Year Return    5 Year Return   Inception to Date
                 5.20%         5.21%             5.09%             5.02%

For the period ended 1/31/99. Past performance of the portfolio is not predictive of future performance.
Class A shares were offered beginning 12/1/93.


   [GRAPH OMITTED]

   [CLASS B PLOT POINTS FOLLOWS:]

   Comparison of Change in the Value of a $10,000 Investment in the OVB Prime Obligations Portfolio, Class B, versus the IBC Financial First Tier Average

                            OVB-B     IBC
   Feb 94                  10,000    10,000
   Jan 95                  10,368    10,370
   Jan 96                  10,927    10,933
   Jan 97                  11,457    11,462
   Jan 98                  12,038    12,038
   Jan 99                  12,632    12,629

          One Year     Annualized        Annualized       Annualized
           Return     3 Year Return    5 Year Return   Inception to Date
Class B     4.94%          4.95%             N/A             4.84%

For the period ended 1/31/99. Past performance of the portfolio is not predictive of future performance.
Class A shares were offered beginning 12/1/93.


economy and absence of inflation kept any Federal Reserve moves on hold. However, as financial turmoil began to spread in the third quarter, the Federal Reserve enacted three rate cuts of one-quarter percentage point each between September and late November.
   Despite the fact that yields followed the Fed's downward moves, asset flows into money market portfolios--aided by the "flight to quality"--remained heavy, topping out at a record $1.3 trillion in assets for calendar 1998. Asset backed commercial paper continued its rapid growth

                                                                 [LOGO OMITTED]

                                                               January 31, 1999

within the money market universe, and now accounts for one-third of the commercial paper outstanding.
   As a result of this downward pressure on rates, we took action to extend the average maturity of the Fund somewhat, in order to lock in higher yields available with longer-range instruments.
   Looking ahead, we believe that continued economic growth will keep the Federal Reserve on hold as we move into 1999. However, we expect the domestic economy to slow in coming months, as consumer spending moderates from its robust pace of last year. In this environment, we plan to continue seeking higher yields by maintaining a longer average maturity for the Fund.



The OVB Funds West Virginia
Tax-Exempt Income Portfolio
--------------------------------
For the fiscal year ended January 31, 1999, The OVB Funds West Virginia Tax-Exempt Income Portfolio, Class A, posted a total return of 5.47%. For Class B shares, total return was 5.11%. By comparison, the Fund's two benchmarks, the Lipper Intermediate Term Muni Debt Funds Average and the Lipper General Municipal Debt Funds Average, returned 5.69% and 5.49%, respectively, for the period.
   The municipal bond markets had a positive year overall, although two major factors helped to hold total returns to relatively modest levels.
   The first of these factors was an increase in the supply of new issues within the state of West Virginia, as municipalities rushed to take advantage of the low interest rate environment. This led to the second-largest volume of new issues in the past decade, and kept prices in check for most of the year. As a result, any gains in the Fund were primarily attributable to basic income, rather than capital appreciation.
   The second factor was the "flight to quality" that ensued in the taxable government market as investors sought refuge from the destabilizations in Russia, Brazil, and Japan. The municipal market did not benefit from this trend as foreign investors sought the liquidity of the U.S. Treasury market. However, as 1999 unfolds we expect the relative performance of the municipal market to improve as the taxable rally, precipitated by fear, fades.
   Throughout the year, the Fund remained fully invested in high-quality issues, most of which were rated AAA and offered the additional security of insurance or escrow. As a number of issues matured or were called in during the year, the portfolio's duration decreased somewhat. However, we took steps to reextend the duration as opportunities arose.
                                                                    (CONTINUED)

[GRAPH OMITTED]

Comparison of Change in the Value of a $10,000 Investment in the OVB West Virginia Tax-Exempt Income Portfolio, Class A and Class B, versus the Lehman Municipal Bond Index, the Lipper General Municipal Debt Funds Average, and the Lipper Intermediate Term Municipal Debt Funds Average

         OVB CLASS A  OVB CLASS B  LEHMAN   LIPPER GENERAL  LIPPER INTERMEDIATE
Dec 93     10,000       10,000     10,000       10,000          10,000
Jan 94     10,094       10,092     10,114       10,112          10,104
Jan 95      9,753        9,727      9,754        9,851           9,851
Jan 96     11,085       11,016     11,223       10,989          11,013
Jan 97     11,456       11,368     11,655       11,290          11,356
Jan 98     12,550       12,423     12,834       12,440          12,255
Jan 99     13,237       13,058     13,688       13,123          12,952

          One Year     Annualized      Annualized        Annualized
           Return    3 Year Return   5 Year Return   Inception to Date
Class A    5.47%          6.09%           5.57%              5.87%
Class B    5.11%          5.83%           5.29%              5.46%

For the period ended 1/31/99. Past performance of the portfolios is not predictive of future performance.
Class A shares were offered beginning 12/1/93.
Class B shares were offered beginning 12/17/93.

   Looking ahead, we believe that the outlook for West Virginia continues to be positive, with economic growth and employment both at healthy levels. In addition, commercial investment and tourism continue to show strength. These trends bode well for those who invest in debt securities issued within the state.


The OVB Funds
Government Securities Portfolio
----------------------------------

For the fiscal year ended January 31, 1999, The OVB Funds Government Securities Portfolio, Class A, posted a total return of 7.39%. For Class B shares, total return was 7.12%. By comparison, the Fund's two benchmarks, the Lehman Brothers Government/Corporate Index and the Lipper Intermediate Investment-Grade

[GRAPH OMITTED]

Comparison of Change in the Value of a $10,000 Investment in the OVB Government Securities Portfolio, Class A and Class B, versus the Lehman Brothers Government/Corporate Index, and the Lipper Intermediate Investment-Grade Debt Funds Average

[PLOT POINTS FOLLOWS]

         OVB CLASS A   OVB CLASS B   LEHMAN   LIPPER INTERMEDIATE
Dec 93     10,000        10,000      10,000          10,000
Jan 94     10,100        10,098      10,150          10,129
Jan 95      9,648         9,631       9,834           9,710
Jan 96     11,398        11,338      11,577          11,356
Jan 97     11,606        11,530      11,854          11,675
Jan 98     12,818        12,701      13,178          12,809
Jan 99     13,765        13,606      14,326          13,659

          One Year     Annualized      Annualized        Annualized
           Return    3 Year Return   5 Year Return   Inception to Date
Class A    7.39%          6.49%           6.39%              6.46%
Class B    7.12%          6.27%           6.15%              6.24%


For the period ended 1/31/99. Past performance of the portfolios is not predictive of future performance.
Class A shares were offered beginning 12/1/93.
Class B shares were offered beginning 12/31/93.

                                                                 [LOGO OMITTED]

                                                               January 31, 1999

Debt Funds Average, returned 8.71% and 6.64%, respectively, for the period.
   The Fund's strong performance was attributable to its focus on high-quality government and agency securities, which were very much in demand during a tumultuous year.
   Fiscal year 1999 brought a rare combination of domestic growth, disinflation, and global economic turmoil. Ultimately, these proved to be positive trends for the Fund, as investors from around the world turned to dollar-based assets--the strongest of which are U.S. Treasury securities.
   Throughout the year, global economic conditions continued to worsen, with currency devaluation taking place in Asia, Russia, and Latin America. By fall, the impending failure of a leading hedge fund, Long Term Capital, appeared to be the final straw for the already nervous U.S. equity markets, which began a sharp decline.
   The Federal Reserve Board responded to this turmoil by reducing interest rates on three occasions, each time by one quarter of one percent. The Fed's action had a strong effect, helping to stabilize markets not only in the U.S. but worldwide.
   Throughout this period, we maintained the portfolio's overall composition, focusing on government issues of the highest quality, while maintaining a relatively small percentage of mortgage-backed and corporate issues. We increased the portfolio's duration by about eighteen months over the course of the year on the assumption that lower rates will continue to prevail.
   Looking ahead, we see continued weakness in global economies-- including not only the traditional crisis spots, but also such stalwarts as Germany. On the other hand, domestic inflation remains low, while the economy continues to show strength.
   A new factor on the horizon is the decrease in new Treasury issuance due to the emerging U.S. Government surpluses. While this may lead to rising prices for Treasury issues, it may be offset by an increase in issues from government agencies.
   While it is difficult to estimate the impact of these disparate factors, we believe that the coming year should be a positive one for government securities overall.



The OVB Funds
Capital Appreciation Portfolio
----------------------------------

For the fiscal year ended January 31, 1999, The OVB Funds Capital Appreciation Portfolio, Class A, posted a total return of 42.72%, compared with a 32.51% return for its benchmark, the Standard & Poor's 500 Composite Stock Index. For Class B shares, total return was 42.34%.
   The Fund's performance is attributable to a portfolio strategy that emphasized large, well-capitalized issues, and that remained in place even during the most severe declines of a very volatile year.

                                                                    (CONTINUED)

   From the beginning of the fiscal year through July, stocks behaved well overall, despite periodic volatility. As in recent years, the market continued to favor large-cap stocks in the technology, healthcare, and financial services sectors.
   Then, in late summer and early fall, international economic news sent the markets into a sharp correction, with the Dow Jones Industrial Average falling approximately 20%, and the NASDAQComposite Index falling nearly 30% from its earlier highs. Many individual stocks declined by 50% or more.
   By early October, however, interest rate cuts by the Federal Reserve Board helped return calm to the markets, leading to a recovery that was every bit as swift and dramatic as the earlier declines.
   Throughout this period, the Fund avoided any dramatic shifts in its holdings, and took advantage of opportunities to add to key issues during times of weakness. By avoiding panic selling, the Fund was able to end the year at a level well above its mid-year highs, led by its technology, healthcare, and retailing stocks.
   Not all sectors bounced back as quickly as others, however. The financial sector in particular remained somewhat below its earlier levels due to continued concerns about exposure to international loan defaults.
   Among the Fund's best performers for the year were large healthcare companies such as Pfizer, Merck, McKesson, and Guidant, as well as technology leaders such as Microsoft, Cisco Systems, Lucent Technologies, and America Online. In the financial services sector, strong performers included American International Group and SunAmerica, which announced a merger later in the year. Strong gains also came from Charles Schwab, Inc., which more than doubled since being added to the portfolio during the third fiscal quarter. Other good performers included drug retailers Walgreen and CVS.
   Looking ahead, we see a continuation of the environment in which large-cap stocks

   [GRAPH OMITTED]

      Comparison of Change in the Value of a $10,000 Investment in the OVB Government Securities Portfolio, Class A and Class B, versus the Lehman
        Brothers Government/Corporate Index, and the Lipper Intermediate
                      Investment-Grade Debt Funds Average

[PLOT POINTS FOLLOWS]

               OVB CLASS A  OVB CLASS B   STANDARD& POOR'S 500
   Dec 93        10,000       10,000            10,000
   Jan 94        10,203       10,204            10,340
   Jan 95         9,301        9,274            10,395
   Jan 96        13,143       13,066            14,409
   Jan 97        16,043       15,915            18,203
   Jan 98        18,789       18,583            23,102
   Jan 99        26,816       26,451            30,610

            One Year     Annualized      Annualized        Annualized
             Return    3 Year Return   5 Year Return   Inception to Date
Class A       42.72%       26.83%           21.32%            21.78%
Class B       42.34%       26.50%           20.98%            21.07%

For the period ended 1/31/99. Past performance of the portfolios is not predictive of future performance.
Class A shares were offered beginning 12/1/93.
Class B shares were offered beginning 12/31/93.

                                                                 [LOGO[OMITTED]
                                                               January 31, 1999

are preferred for their liquidity and relative predictability--despite the fact that more attractive valuations exist in the small- and mid-cap sectors. Therefore, we will continue to focus on the more prominent names in such areas as pharmaceuticals, retailing, technology, and consumer nondurables.



The OVB Funds
Equity Income Portfolio
-----------------------------

For the fiscal year ended January 31, 1999, The OVB Funds Equity Income Portfolio, Class A, posted a total return of 14.69%, compared with a 18.45% return for its benchmark, the S&P 500/BARRA Value Index. For Class B shares, total return was 14.43%.
   When the year's volatility is factored out, what emerges is a two-tier market. In the upper tier, technology, media, and healthcare companies benefited from strong earnings growth and high investor interest. In the lower tier, energy stocks suffered from a dramatic decline in oil prices, while traditional "rust belt" issues continued to languish due to their slower growth rates.
   Among the Fund's strongest performers were Merck, IBM, McGraw-Hill, General Electric and Jefferson-Pilot. Weaker performers included Texaco, Kerr-McGee, Schlumberger, and DuPont.
   Looking ahead, we expect that continued economic strength will lead to strong earnings for the companies that comprise our portfolio, particularly in the pharmaceutical and telecommunications sectors. In addition, we believe that cable television providers will continue to perform well, especially as they add leading-edge telecommunications capabilities to their service offerings.

[GRAPH OMITTED]

Comparison of Change in the Value of a $10,000 Investment in the OVB Equity Income Portfolio, Class A and Class B, versus the S&P 500/BARRA Value Index, and the Lipper Equity Income Average

[PLOT POINTS FOLLOWS]

                                     STANDARD & POOR'S 500
         OVB CLASS A   OVB CLASS B     BARR VALUE INDEX      LIPPER
Aug 96     10,000         10,000            10,000           10,000
Jan 97     11,330         11,319            11,941           11,530
Jan 98     13,419         13,364            14,654           14,157
Jan 99     15,391         15,293            17,358           15,708

            One Year       Annualized
             Return    Inception to Date
Class A       14.69%         19.10%
Class B       14.43%         18.84%

For the period ended 1/31/99. Past performance of the portfolios is not predictive of future performance.
Class A and B shares were offered beginning 8/31/96.

                                                                    (CONTINUED)

                                 Management's Discussion & Analysis (concluded)

   We plan to maintain our strategy of purchasing high-quality issues that are positioned to benefit from larger trends in the economy. And while valuations are at historically high levels, we believe that our long-term approach will allow earnings to eventually justify current prices.
   Above all, we remain committed to our primary objectives of current income, long-term growth of capital, and growth of income. We believe that pursuing these objectives on behalf of our investors will lead to continued good performance with relatively low volatility.

                                                                 [LOGO OMITTED]

                                                               January 31, 1999

Report of Independent Accountants

To the Shareholders and Board of Trustees of The Arbor Fund

        In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of OVB Prime Obligations, OVB West Virginia Tax-Exempt Income, OVB Government Securities, OVB Capital Appreciation and OVB Equity Income Portfolios (separately managed portfolios of The Arbor Fund, hereafter referred to as the "Trust") at January 31, 1999, the results of each of their operations for the year then ended, the changes in each of their net assets for the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

        PricewaterhouseCoopers LLP
        Philadelphia, PA
        March 15, 1999

Statement of Net Assets


PRIME OBLIGATIONS PORTFOLIO

[PIE CHART OMITTED]

[PLOT POINTS FOLLOWS]

CERTIFICATES OF DEPOSIT            19.5%
CORPORATE OBLIGATIONS               0.8%
FLOATING RATE INSTRUMENTS           7.6%
MORTGAGE RELATED                    4.5%
COMMERCIAL PAPER                   67.0%
U.S. GOVERNMENT AGENCY OBLIGATIONS  0.2%
REPURCHASE AGREEMENT                0.4%


% of Total Portfolio Investments
Pie chart unaudited

--------------------------------------------------------
                                   FACE AMOUNT   VALUE
DESCRIPTION                           (000)      (000)
--------------------------------------------------------
COMMERCIAL PAPER -- 66.9%
   Automotive -- 6.9%
   Chrysler Financial
     5.050%, 02/19/99               $2,000    $ 1,995
   Ford Motor Credit
     5.030%, 04/20/99                1,800      1,780
   Ford Motor Credit Europe
     5.030%, 04/21/99                  800        791
--------------------------------------------------------
   TOTAL AUTOMOTIVE                             4,566
--------------------------------------------------------
   Banks -- 6.8%
   Abbey National PLC
     4.880%, 04/06/99                2,500      2,478
   JP Morgan
     4.790%, 05/19/99                2,000      1,972
--------------------------------------------------------
   TOTAL BANKS                                  4,450
--------------------------------------------------------
   FINANCIAL SERVICES -- 33.7%
   Aesop Funding
     5.000%, 02/26/99                2,400      2,392
--------------------------------------------------------

--------------------------------------------------------
                                   FACE AMOUNT   VALUE
DESCRIPTION                           (000)      (000)
--------------------------------------------------------
COMMERCIAL PAPER -- 66.9%
   Associates Corporation of NA
     5.350%, 02/05/99              $ 1,000  $   1,000
   CIT Group Holdings
     5.370%, 02/08/99                2,000      1,998
   Delaware Funding
     5.150%, 03/16/99                1,565      1,555
   Enterprise Funding
     5.170%, 03/10/99                2,200      2,188
   Greenwich Funding
     5.300%, 02/26/99                  625        623
   Greyhawk Funding
     5.440%, 02/12/99                2,000      1,997
   Island Finance
     5.160%, 03/30/99                2,000      1,984
   Kitty Hawk Funding
     5.500%, 02/26/99                1,800      1,793
     5.190%, 03/12/99                  795        791
   Mont Blanc Capital
     5.350%, 02/26/99                1,800      1,793
   Park Avenue Receivables
     5.500%, 02/12/99                2,000      1,997
   Rose Funding
     5.490%, 02/26/99                2,000      1,992
--------------------------------------------------------
   TOTAL FINANCIAL SERVICES                    22,103
--------------------------------------------------------
   Industrial -- 15.7%
   Archer-Daniels-Midland
     5.150%, 02/25/99                  775        772
     5.050%, 03/23/99                1,800      1,787
   Coca-Cola Enterprises
     5.200%, 03/17/99                2,000      1,987
   Glaxo Wellcome PLC
     4.760%, 04/21/99                2,000      1,979
   Sears Roebuck Acceptance
     5.050%, 02/12/99                1,800      1,797
   Xerox Capital Europe PLC
     4.720%, 07/14/99                2,000      1,957
--------------------------------------------------------
   TOTAL INDUSTRIAL                            10,279
--------------------------------------------------------
   Utilities -- 3.8%
   National Rural Utilities
     5.040%, 03/24/99                2,500      2,482
--------------------------------------------------------
   TOTAL UTILITIES                              2,482
--------------------------------------------------------
   TOTAL COMMERCIAL PAPER  (COST $43,880)      43,880
--------------------------------------------------------


12



                                                                 [LOGO OMITTED]

                                                               JANUARY 31, 1999

PRIME OBLIGATIONS PORTFOLIO (CONCLUDED)

---------------------------------------------------------------------
                                                  FACE AMOUNT  VALUE
DESCRIPTION                                          (000)     (000)
---------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATION -- 0.2%
   FNMA
     4.970%, 03/17/99                              $  125     $  124
---------------------------------------------------------------------
   TOTAL U.S. GOVERNMENT AGENCY OBLIGATION  (COST $124)          124
---------------------------------------------------------------------
CORPORATE OBLIGATION -- 0.8%
   Wachovia
     7.000%, 12/15/99                                 500        508
---------------------------------------------------------------------
   TOTAL CORPORATE OBLIGATION  (COST $508)                       508
---------------------------------------------------------------------
FLOATING RATE INSTRUMENTS -- 7.6%
   Monumental Life Insurance (A)
     5.320% 02/01/99                                3,000      3,000
   Travelers Insurance (A)
     5.300% 03/01/99                                2,000      2,000
---------------------------------------------------------------------
   TOTAL FLOATING RATE INSTRUMENTS (COST $5,000)               5,000
---------------------------------------------------------------------
MORTGAGE RELATED -- 4.6%
   FNMA (A)
     4.592%, 05/25/99                               3,000      3,000
---------------------------------------------------------------------
   TOTAL MORTGAGE RELATED  (COST $3,000)                       3,000
---------------------------------------------------------------------
CERTIFICATES OF DEPOSIT -- 19.5%
   American Express Centurion Bank (A)
     4.880%, 07/26/99                               1,800      1,800
   Bank Austria AG
     5.685%, 08/03/99                               1,800      1,805
   Chase Manhattan Bank
     5.700%, 07/02/99                               1,000      1,000
   Fleet Financial Bank
     4.870%, 06/15/99                               2,000      2,000
   Harris Bankcorp
     5.150%, 02/22/99                               1,700      1,700
   Rabobank Nederland
     5.750%, 04/27/99                               2,000      2,000
   Svenska Handels
     5.740%, 06/01/99                               1,000      1,000
   Swiss Bank
     5.650%, 03/24/99                               1,500      1,501
---------------------------------------------------------------------
   TOTAL CERTIFICATES OF DEPOSIT (COST $12,806)               12,806
---------------------------------------------------------------------

--------------------------------------------------------------------
                                               FACE AMOUNT     VALUE
DESCRIPTION                                       (000)        (000)
---------------------------------------------------------------------
REPURCHASE AGREEMENT -- 0.3%
   Lehman Brothers
     4.750%, dated 01/29/99, matures 02/01/99,
     repurchase price $232,092 (collateralized by
     U.S Treasury STRIPS: total market value
     $238,268)                                     $  232    $   232
---------------------------------------------------------------------
   TOTAL REPURCHASE AGREEMENT  (COST $232)                       232
---------------------------------------------------------------------
   TOTAL INVESTMENTS -- 99.9% (COST $65,550)                  65,550
---------------------------------------------------------------------
   OTHER ASSETS AND LIABILITIES, NET -- 0.1%
     Other Assets and Liabilities, Net                            52
---------------------------------------------------------------------
NET ASSETS:
Portfolio Shares of Class A (unlimited
   authorization -- no par value) based
   on 61,463,270 outstanding shares
   of beneficial interest                                     61,463
Portfolio Shares of Class B (unlimited
   authorization -- no par value) based on
   4,136,206 outstanding shares
   of beneficial interest                                      4,136
Accumulated net realized gain on investments                       3
---------------------------------------------------------------------
   TOTAL NET ASSETS -- 100.0%                                $65,602
---------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE -- CLASS A                                  $1.00
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE -- CLASS B                                  $1.00
---------------------------------------------------------------------
(A)Floating Rate Instrument. Rate reflected on the Statement of
   Net Assets is the rate in effect on January 31, 1999. The date shown is the next scheduled reset date.
FNMA -- Federal National Mortgage Association
PLC -- Public Limited Company
The accompanying notes are an integral part of the financial statements.

                                                                             13


[PIE CHART OMITTED]
[PLOT POINT FOLLOWS]

MUNICIPAL BONDS  99.7%
CASH EQUIVALENT   0.3%

% of Total Portfolio Investments
Pie chart unaudited
--------------------------------------------------------------------------
                                                FACE AMOUNT       VALUE
DESCRIPTION                                        (000)          (000)
--------------------------------------------------------------------------
MUNICIPAL BONDS -- 98.8%
   West Virginia -- 98.8%
   Beckley, Industrial Development Authority,
     Beckley Water Project, RB
     7.000%, 10/01/17                             $ 1,000        $ 1,092
   Beckley, Nursing Facility, Health Care
     Project, Series A, RB
     6.000%, 09/01/12                                 310            326
   Beckley, Sewage System Refunding Bond,
     Series A, RB
     6.750%, 10/01/25                                 400            426
   Berkeley County, Board of Education, GO,
     BIG, Escrowed to Maturity
     7.375%, 04/01/03                                 425            486
   Berkeley County, Board of Education,
     GO, FGIC
     4.500%, 06/01/09                                 540            549
   Berkeley County, Sewer System Refunding
     Bond, RB, MBIA
     5.625%, 10/01/19                                 895            963
   Cabell County, Board of Education, GO,
     MBIA, Escrowed to Maturity
     6.600%, 05/01/04                               1,000          1,135
--------------------------------------------------------------------------
                                                FACE AMOUNT       VALUE
DESCRIPTION                                        (000)          (000)
--------------------------------------------------------------------------
   Cabell, Putnam & Wayne Counties, Single
     Family Mortgage, RB, FGIC,
     Escrowed to Maturity
     7.375%, 04/01/10                              $  250         $  300
     7.375%, 04/01/11                                 440            554
   Charles Town, Waterworks & Sewer
     System, RB, FSA
     5.250%, 10/01/18                                 500            512
   Charleston, Civic Center, RB
     5.100%, 09/01/23                                 250            242
   Charleston, Building Community Parking
     Facility, Capital Appreciation,
     Series A, RB
     7.000%, 06/01/16                                 580            584
   Charleston, Building Community Parking
     Facility, Capital Appreciation,
     Subseries C, RB
     6.000%, 12/01/10                                 290            317
     5.700%, 12/01/15                                 385            161
     5.700%, 12/01/16                                 380            151
     6.080%, 12/01/26                               1,000            202
   Charleston, Public Housing Authority, RB
     5.000%, 02/01/99                                 100            100
   Clarksburg, Water Refunding &
     Improvements, RB
     6.100%, 09/01/04                                 450            495
     6.200%, 09/01/05                                 500            549
     6.250%, 09/01/19                                 430            457
   Fairmont, Waterworks, RB
     5.250%, 07/01/22                               1,500          1,569
   Fairmont, Waterworks, RB, MBIA
     5.375%, 07/01/13                                 680            727
   Greenbrier County, Public Service,
     District Sewer Project, RB, MBIA
     5.600%, 10/01/11                                 175            191
   Harrison County, Board of Education,
     GO, FGIC, Escrowed to Maturity
     6.200%, 05/01/04                                 850            948
     6.400%, 05/01/07                                 175            204
   Harrison County, Building Commission,
     Health Care-Maplewood Retirement,
     RB, AMBAC
     5.150%, 04/01/18                               1,680          1,699
   Harrison County, Solid Waste Disposal,
     Monongahela Power Company,
     Series A, RB, MBIA
     6.875%, 04/15/22                               2,150          2,352


14


                                                                 [LOGO OMITTED]

                                                               JANUARY 31, 1999

WEST VIRGINIA TAX-EXEMPT INCOME PORTFOLIO

--------------------------------------------------------------------------
                                                FACE AMOUNT       VALUE
DESCRIPTION                                        (000)          (000)
--------------------------------------------------------------------------
MUNICIPAL BONDS (CONTINUED)
   Harrison County, Solid Waste Disposal,
     Potomac Edison Project,
     Series B, RB, AMBAC
     6.250%, 05/01/23                              $  400         $  430
   Harrison County, Solid Waste Disposal,
     RB, MBIA
     6.300%, 05/01/23                                 200            216
   Harrison County, Solid Waste Disposal,
     West Penn Power Harrison Project,
     Series B, RB, AMT
     6.300%, 05/01/23                                 500            539
   Harrison County, Special Obligation Bonds,
     Series A, Escrowed to Maturity
     6.250%, 05/15/10                                 100            115
   Huntington County, Sewer System
     Refunding, RB, FSA
     5.375%, 11/01/23                               1,000          1,020
   Jefferson County, Public Service, District
     Sewer Project, Series A, RB
     5.125%, 10/01/18                                 215            218
   Kanawha & Putnam Counties, Huntington/
     Charleston, Single Family Mortgage,
     Series A, RB, Escrowed to Maturity,
     6.399%, 12/01/16                               2,000            820
   Kanawha County, Building Commission,
     Charleston Area Medical Center Project,
     Series A, RB, AMBAC
     7.500%, 11/01/08                               1,000          1,053
   Kanawha County, Residential Mortgage,
     RB, FGIC, Escrowed to Maturity
     7.375%, 09/01/11                                 285            358
   Kanawha County, Single Family Mortgage,
     RB, FGIC, Escrowed to Maturity
     7.100%, 12/01/99                                  15             15
     7.300%, 12/01/04                                 805            924
     7.400%, 12/01/10                                 185            227
   Logan County, Health Care Center Project,
     RB, Escrowed to Maturity
     8.000%, 12/01/16                                 690            887
   Marion County, Single Family Mortgage,
     RB, FGIC, Escrowed to Maturity
     7.100%, 08/01/99                                 135            138
     7.375%, 08/01/11                                 495            614
   Marshall County, Pollution Control, Ohio
     Power Project, Series B, RB, MBIA
     5.450%, 07/01/14                                 800            836
   Marshall County, Pollution Control, Ohio
     Power Project, Series C, RB, MBIA
     6.850%, 06/01/22                               1,000          1,104

--------------------------------------------------------------------------
                                                FACE AMOUNT       VALUE
DESCRIPTION                                        (000)          (000)
--------------------------------------------------------------------------
   Mason County, Pollution Control, Ohio
     Power Project, Series B, RB, AMBAC
     5.450%, 12/01/16                              $  720         $  744
   Mason County, Single Family Mortgage,
     RB, FGIC
     7.400%, 08/01/11                                 608            732
   Monongalia County, Board of Education,
     Series A, GO, MBIA
     7.000%, 04/01/03                               1,000          1,126
   Monongalia County, Community Building,
     Series A, RB
     5.750%, 11/15/14                                 175            175
     6.000%, 11/15/27                                 300            302
   Monongalia County, Single Family Mortgage,
     RB, Escrowed to Maturity
     7.200%, 03/01/11                               1,280          1,512
   Morgantown, Building Commission,
     Municipal Lease, RB, MBIA
     5.750%, 01/01/19                                 250            265
   Ohio County, Board of Education, GO,
     MBIA, Escrowed to Maturity
     5.250%, 06/01/16                               1,070          1,146
     5.250%, 06/01/17                                 830            891
     5.125%, 06/01/18                                 700            709
   Ohio County, Single Family Residence
     Mortgage, RB, Escrowed to Maturity
     5.200%, 05/01/11                                 100            109
   Parkersburg, Waterworks & Sewer
     System Project, RB, FSA
     5.800%, 09/01/19                               2,660          2,889
   Pea Ridge, Public Service, District Sewer
     Project, Series 1994, RB, AMBAC
     7.000%, 05/01/20                                  10             11
   Pleasants County, Pollution Control,
     Potomac Edison Project, RB, AMBAC
     6.150%, 05/01/15                                 500            554
   Pleasants County, Pollution Control,
     West Penn Power, RB, AMBAC
     6.150%, 05/01/15                                 500            554
   Raleigh, Fayette & Nicholas Counties,
     Special Obligation Bonds,
     Escrowed to Maturity
     6.250%, 08/01/11                                 795            946
   Randolph County, Community Health
     Systems, Davis Health Systems,
     Series A, RB, FSA
     5.200%, 11/01/21                                 700            704

                                                                    (CONTINUED)


                                                                             15


STATEMENT OF NET ASSETS

WEST VIRGINIA TAX-EXEMPT INCOME PORTFOLIO

--------------------------------------------------------------------------
                                                FACE AMOUNT       VALUE
DESCRIPTION                                        (000)          (000)
--------------------------------------------------------------------------
MUNICIPAL BONDS (CONTINUED)
   South Charleston, Herbert J. Thomas
     Memorial Hospital Project,
     Series A, RB, MBIA
     5.500%, 10/01/09                              $  520         $  543
   Webster County, Multifamily Housing,
     Circlebrook Project, Series A, RB, FHA
     6.500%, 04/01/18                               1,010          1,084
   West Virginia State, Building Commission,
      Series B, RB, AMBAC
     5.000%, 07/01/21                               1,595          1,619
   West Virginia State, Building Commission,
      Series A, RB, AMBAC
     5.375%, 07/01/18                               1,000          1,070
   West Virginia State College, RB, AMBAC
     6.000%, 04/01/06                                 225            247
     6.000%, 04/01/07                                 425            464
     6.000%, 04/01/12                                 890            976
   West Virginia State University, Dorm Project,
     Series B, RB, AMBAC
     5.000%, 05/01/22                                 400            396
   West Virginia State University, Marshall
     Library Project, RB, AMBAC
     5.750%, 04/01/16                               1,000          1,084
   West Virginia State University, RB, AMBAC
     6.000%, 04/01/07                                 400            437
     6.000%, 04/01/12                                 700            767
   West Virginia State, Board of Directors,
     State College, Series A, RB, AMBAC
     5.125%, 04/01/27                                 300            301
   West Virginia State, Board of Regents,
     RB, MBIA
     5.900%, 04/01/04                                 340            367
   West Virginia State, Board of Regents, RB,
     MBIA, Escrowed to Maturity
     6.000%, 04/01/04                                 225            240
   West Virginia State, Building Commission,
     Series A, RB, MBIA
     5.250%, 07/01/09                               1,500          1,637
   West Virginia State, Economic Development &
     Tourism Authority, RB, FGIC
     4.800%, 05/15/00                                 340            346
     5.782%, 05/15/07                                 500            358
     5.800%, 05/15/13                                 140            151
   West Virginia State, Economic Development &
     Tourism Authority, RB, FGIC,
     Escrowed to Maturity
     4.706%, 07/01/03                                 250            212

--------------------------------------------------------------------------
                                                FACE AMOUNT       VALUE
DESCRIPTION                                        (000)          (000)
--------------------------------------------------------------------------
   West Virginia State, Economic Development &
     Tourism Authority, Series B, RB,  FGIC,
     Pre-refunded @ 102 (A)
     4.625%, 07/01/99                              $  900         $  924
   West Virginia State, Highway Improvements,
     GO, FGIC
     5.000%, 06/01/17                               1,500          1,504
   West Virginia State, Hospital Finance
     Authority, Charleston Area Medical
     Center Project, Series A, RB
     6.500%, 09/01/16                                 875            945
     6.500%, 09/01/23                               1,810          1,950
   West Virginia State, Hospital Finance
     Authority, Linked Bears and Bulls,
     RB, MBIA
     6.100%, 01/01/18                               1,300          1,381
   West Virginia State, Hospital Finance
     Authority RB, AMBAC
     5.000%, 06/01/22                                 500            492
   West Virginia State, Hospital Finance
     Authority RB, FSA #73
     4.700%, 08/01/06                                 300            315
   West Virginia State, Hospital Finance
     Authority RB, FSA
     4.750%, 08/01/08                                 200            209
     5.000%, 08/01/09                                 500            527
   West Virginia State, Hospital Finance
     Authority, University Medical Center
     Project, RB, MBIA
     5.900%, 01/01/06                                 680            728
   West Virginia State, Housing Development
     Fund, HUD Section 236, RB
     6.000%, 12/15/08                                 600            610
     6.000%, 12/15/09                                 600            610
   West Virginia State, Housing Development
     Fund, Series A, RB
     4.550%, 05/01/01                                 100            102
     6.700%, 11/01/09                                 285            303
     5.450%, 11/01/21                                 100            103
   West Virginia State, Housing Development
     Fund, Series A, RB, AMBAC
     5.500%, 11/01/11                                 530            547
   West Virginia State, Housing Development
     Fund, Series E, RB
     6.250%, 11/01/12                               1,000          1,060
     6.350%, 05/01/24                               1,375          1,449
   West Virginia State, Public Improvements,
     GO, FGIC
     5.000%, 11/01/21                                 500            495

16


                                                                 [LOGO OMITTED]

                                                               JANUARY 31, 1999

WEST VIRGINIA TAX-EXEMPT INCOME PORTFOLIO (CONCLUDED)

--------------------------------------------------------------------------
                                                FACE AMOUNT       VALUE
DESCRIPTION                                        (000)          (000)
--------------------------------------------------------------------------
MUNICIPAL BONDS (CONTINUED)
   West Virginia State, School Building Authority,
     Capital Improvements, RB, MBIA
     5.250%, 07/01/99                              $  100        $  101
     6.250%, 07/01/01                                 500           533
   West Virginia State, School Building Authority,
     Capital Improvements, Series B, RB, MBIA
     5.750%, 07/01/15                               1,000         1,041
   West Virginia State, School Building Authority,
     Capital Improvements, Series B, RB,
     MBIA, Pre-refunded @ 102 (A)
     6.750%, 07/01/00                                 900           961
   West Virginia State, School Building Authority,
     Series A, RB, MBIA, Pre-refunded @ 102 (A)
     7.000%, 07/01/01                                 210           231
   West Virginia State, School Building Authority,
     Series B, RB, FSA
     5.125%, 07/01/13                                 100           104
   West Virginia State, Series A, GO, FGIC
     5.000%, 11/01/21                               1,500         1,485
     5.750%, 11/01/21                               2,340         2,477
     5.200%, 11/01/26                               4,000         4,120
     5.250%, 11/01/26                               4,820         4,886
   West Virginia State, Series D, GO, FGIC
     5.000%, 11/01/21                               2,000         1,980
     5.250%, 11/01/23                                 200           207
     6.500%, 11/01/26                               1,000         1,188
   West Virginia State, Water Development
     Authority, Loan Program II,
     Series A, RB, FSA
     7.000%, 11/01/11                                 800           877
   West Virginia State, Water Development
     Authority, Loan Program II, Series A, RB,
     Pre-refunded @ 102 (A)
     7.700%, 11/01/00                                 500           547
     7.300%, 11/01/01                                 475           531
   West Virginia State, Water Development
     Authority, Loan Program II,
     Series A-II, RB, FSA
     6.050%, 11/01/13                                 915           937
     5.500%, 11/01/23                                 625           647
     5.750%, 11/01/29                                 150           159
   West Virginia State, Water Development
     Authority, Loan Program II,
     Series A, RB, FSA
     5.375%, 11/01/25                                 785           804
     Series B, RB, FSA
     5.375%, 11/01/25                                 955           978
     5.250%, 11/01/35                               1,660         1,685
   West Virginia State, Water Development
     Authority, Loan Program, Series A, RB, FSA
     7.000%, 11/01/25                                 190           206

--------------------------------------------------------------------------
                                                FACE AMOUNT       VALUE
DESCRIPTION                                        (000)          (000)
--------------------------------------------------------------------------
   West Virginia State, Water Development
     Authority, Loan Program, Series A-I, RB, FSA
     5.800%, 11/01/12                              $  425        $  435
     5.250%, 11/01/21                                 795           806
   West Virginia State, Water Development
     Authority, Sewer System Loan Program,
     RB, Escrowed to Maturity
     7.100%, 11/01/09                               1,275         1,501
   Wheeling, Waterworks & Sewage System,
     Series B, RB, FGIC, Pre-refunded @ 100 (A)
     6.450%, 06/01/02                               1,000         1,090
     6.650%, 06/02/02                               1,100         1,206
--------------------------------------------------------------------------
   TOTAL WEST VIRGINIA                                           98,450
--------------------------------------------------------------------------
   TOTAL MUNICIPAL BONDS  (COST $92,465)                         98,450
--------------------------------------------------------------------------
CASH EQUIVALENT -- 0.3%
   SEI Tax Exempt Trust, Tax Free Portfolio           340           340
--------------------------------------------------------------------------
   TOTAL CASH EQUIVALENT  (COST $340)                               340
--------------------------------------------------------------------------
   TOTAL INVESTMENTS -- 99.1% (COST $92,805)                     98,790
--------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES, NET -- 0.9%
   Other Assets and Liabilities, Net                                915
--------------------------------------------------------------------------
NET ASSETS:
Portfolio Shares of Class A (unlimited
   authorization -- no par value) based on
   8,789,084 outstanding shares
   of beneficial interest                                        84,359
Portfolio Shares of Class B (unlimited
   authorization -- no par value) based on
   923,736 outstanding shares
   of beneficial interest                                         9,183
Distribution in excess of net investment income                      (2)
Accumulated net realized gain on investments                        180
Net unrealized appreciation on investments                        5,985

--------------------------------------------------------------------------
   TOTAL NET ASSETS -- 100.0%                                   $99,705
--------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE -- CLASS A                                    $10.27
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE -- CLASS B                                    $10.26
--------------------------------------------------------------------------
(A) Pre-refunded security. The pre-refunded date is shown as the maturity date on the Statement of Net Assets.
AMBAC -- American Municipal Bond Assurance Corporation
AMT -- Alternative minimum tax
FGIC -- Financial Guaranty Insurance Corporation
FHA -- Federal Housing Authority
FSA -- Financial Security Assurance
GO -- General Obligation
MBIA -- Municipal Bond Investors Association
RB -- Revenue Bond
The accompanying notes are an integral part of the financial statements.


                                                                             17


STATEMENT OF NET ASSETS

GOVERNMENT SECURITIES PORTFOLIO

[PIE CHART OMITTED]
[PLOT POINTS FOLLOWS]

REPURCHASE AGREEMENT                4.9%
PREFERRED STOCKS                    2.9%
U.S. GOVERNMENT AGENCY OBLIGATIONS 51.0%
U.S. TREASURY OBLIGATIONS          28.4%
MUNICIPAL BONDS                     8.5%
CORPORATE OBLIGATIONS               4.3%

% OF TOTAL PORTFOLIO INVESTMENTS
PIE CHART UNAUDITED

--------------------------------------------------------------------------
                                                FACE AMOUNT       VALUE
DESCRIPTION                                        (000)          (000)
--------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 28.0%
   U.S. Treasury Bonds
     8.375%, 08/15/08                             $  550         $  631
     8.750%, 11/15/08                                300            348
     9.125%, 05/15/09                                300            358
     7.500%, 11/15/24                                500            651
     6.000%, 02/15/26                              1,000          1,096
     6.125%, 11/15/27                                500            562
   U.S. Treasury Notes
     8.000%, 05/15/01                              1,131          1,212
     7.500%, 11/15/01                              1,500          1,610
     6.250%, 01/31/02                                500            522
     7.500%, 05/15/02                              1,169          1,268
     6.000%, 07/31/02                              2,000          2,084
     7.875%, 11/15/04                                500            579
     7.625%, 02/15/07                              1,000          1,081
     5.625%, 05/15/08                                500            532
   U.S. Treasury STRIPS
     6.475%, 02/15/07                              1,000            679
     6.990%, 05/15/11                              1,000            530
     6.900%, 11/15/20                              1,400            423
     10.035%, 02/15/21                             3,000            888

--------------------------------------------------------------------------
   TOTAL U.S. TREASURY OBLIGATIONS  (COST $14,029)               15,054
--------------------------------------------------------------------------

--------------------------------------------------------------------------
                                                FACE AMOUNT       VALUE
DESCRIPTION                                        (000)          (000)
--------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 50.4%
   FFCB MTN
     5.690%, 03/03/00                            $ 2,000        $ 2,017
     6.150%, 03/03/03                              1,000          1,038
     8.400%, 12/01/05                              1,500          1,775
     6.900%, 09/08/15                                600            676
   FHLB
     8.375%, 10/25/99                                440            451
     7.780%, 10/19/01                                500            536
     8.090%, 12/28/04                                400            460
     8.125%, 03/07/05                              1,000          1,030
     6.500%, 09/18/13                                500            497
   FHLB MTN
     6.880%, 04/26/00                                500            512
     5.990%, 10/01/03                                500            516
     7.030%, 05/06/11                                500            571
   FHLMC
     6.900%, 04/04/03                                500            510
     8.640%, 10/14/09                                400            410
     7.500%, 11/01/09                                970            999
     8.060%, 03/24/10                                500            515
     6.500%, 11/01/12                              1,879          1,912
   Financing Corporation
     8.600%, 09/26/19                                500            664
   FNMA
     8.250%, 10/12/04                                500            511
     6.240%, 01/14/08                              1,000          1,033
   FNMA MTN
     6.250%, 03/10/03                                500            505
   FNMA STRIPS
     4.954%, 07/24/05                              1,000            714
   FNMA, Callable 10/24/00 @ 100
     6.400%, 10/24/02                                500            510
   Housing Urban Development 92a Scranton,
     Callable 08/01/02 @ 100
     7.800%, 08/01/10                                400            430
   Housing Urban Development 94a Abilene,
     Callable 08/01/03 @ 100
     7.180%, 08/01/13                                160            171
   Housing Urban Development 94a Barberton,
     Callable 08/01/03 @ 100
     7.180%, 08/01/13                                520            553
   Housing Urban Development 94a Egg Harbor,
     Callable 08/01/03 @ 100
     6.930%, 08/01/08                                160            170
     7.180%, 08/01/13                                220            235


18






                                                                 [LOGO OMITTED]



                                                               JANUARY 31, 1999

GOVERNMENT SECURITIES PORTFOLIO


--------------------------------------------------------------------------
                                                FACE AMOUNT       VALUE
DESCRIPTION                                        (000)          (000)
--------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS (CONTINUED)
   Housing Urban Development 94a Ocean Shores,
     Callable 08/01/03 @ 100
     6.930%, 08/01/08                             $  225         $  237
   Housing Urban Development 94a
     Pohatcong Township,
     Callable 08/01/03 @ 100
     6.930%, 08/01/08                                240            251
   Housing Urban Development 94a Providence,
     Callable 08/01/03 @ 100
     6.930%, 08/01/08                                130            138
   Housing Urban Development 94a Roanoke,
     Callable 08/01/03 @ 100
     7.180%, 08/01/13                                100            107
   Housing Urban Development 94a Tacoma,
     Callable 08/01/03 @ 100
     7.080%, 08/01/11                                365            385
   Housing Urban Development 94a-I
     Montgomery, Callable 08/01/03 @ 100
     6.930%, 08/01/08                                 55             58
   Private Export Funding
     7.300%, 01/31/02                              2,100          2,234
     6.240%, 05/15/02                                250            259
     7.950%, 11/01/06                              1,500          1,708
   Tennessee Valley Authority
     8.375%, 10/01/99                              1,169          1,194
     9.764%, 10/15/09                              1,000            555

--------------------------------------------------------------------------
   TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
   (COST $25,643)                                                27,047
--------------------------------------------------------------------------
MUNICIPAL BONDS -- 8.4%
   Berkeley County, WV, IRS Computer
     Center Facility Project,
     Taxable RB, Series 1994
     7.900%, 07/15/03                                640            699
   Fairview, MN, Hospital & Health Care
     Services, Taxable RB, Series B, MBIA
     7.000%, 11/15/15                                670            719
   Gardena, CA Financing Agency, Taxable
     RB, Pre-refunded @ 102 (A)
     9.250%, 07/01/13                                200            234
   Henry County, GA, Water & Sewer Authority,
     Taxable RB, Series B, AMBAC
     6.000%, 02/01/04                                250            256
     6.000%, 02/01/05                                220            224
     6.700%, 02/01/11                                200            210

--------------------------------------------------------------------------
                                                FACE AMOUNT       VALUE
DESCRIPTION                                        (000)          (000)
--------------------------------------------------------------------------
   Las Vegas, NV, Fremont Street Project,
     Taxable GO, FGIC,
     Callable 07/01/03 @ 101
     7.200%, 07/01/15                             $  800         $  847
   Portsmouth, VA, Taxable GO,
     Callable 07/15/07@102
     6.630%, 07/15/14                                500            516
   Saint Paul, MN, Taxable GO, Series B,
     Callable 02/01/08 @ 100
     6.450%, 02/01/15                                500            514
   San Bernardino County, CA, Cop,
     Taxable RB, Pre-refunded @ 102 (A)
     8.500%, 03/01/14                                275            316
--------------------------------------------------------------------------
   TOTAL MUNICIPAL BONDS  (COST $4,283)                           4,535
--------------------------------------------------------------------------
Corporate Obligations -- 4.3%
   American Heavy Lift Title XI
     7.180%, 06/01/17                                200            209
   Bellsouth Telecom, Callable 05/15/05 @ 103.66
     7.625%, 05/15/35                                500            556
   General Electric Capital MTN
     6.020%, 12/15/03                                500            516
   Salomon Smith Barney
     6.250%, 01/15/05                              1,000          1,013
--------------------------------------------------------------------------
   TOTAL CORPORATE OBLIGATIONS  (COST $2,225)                     2,294
--------------------------------------------------------------------------
PREFERRED STOCKS -- 2.9%
     Duke Capital Financing                       20,000            511
     Public Service of Colorado Capital           20,000            513
     Transcanada Pipeline Ltd                     20,000            520
--------------------------------------------------------------------------
   TOTAL PREFERRED STOCKS (COST $1,500)                           1,544
--------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 4.8%
   Morgan Stanley
     4.500%, dated 01/29/99, matures 02/01/99,
     repurchase price $2,588,910 (collateralized by
     U.S. Treasury Bill: total market value
     $2,646,973)                                  $2,582          2,582
--------------------------------------------------------------------------
   TOTAL REPURCHASE AGREEMENT  (COST $2,582)                      2,582
--------------------------------------------------------------------------
   TOTAL INVESTMENTS -- 98.8% (COST $50,262)                     53,056
--------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES, NET -- 1.2%
   Other Assets and Liabilities, Net                                621
--------------------------------------------------------------------------



                                                                    (CONTINUED)

                                                                             19


STATEMENT OF NET ASSETS

GOVERNMENT SECURITIES PORTFOLIO (CONCLUDED)

--------------------------------------------------------------------------
                                                                  VALUE
DESCRIPTION                                                       (000)
--------------------------------------------------------------------------
NET ASSETS:
Portfolio Shares of Class A (unlimited
   authorization -- no par value) based on
   5,070,207 outstanding shares
   of beneficial interest                                       $48,775
Portfolio Shares of Class B (unlimited
   authorization -- no par value) based on
   202,405 outstanding shares
   of beneficial interest                                         2,005
Undistributed net investment income                                   6
Accumulated net realized gain on investments                         97
Net unrealized appreciation on investments                        2,794
--------------------------------------------------------------------------
   TOTAL NET ASSETS -- 100.0%                                   $53,677
--------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE -- CLASS A                                    $10.18
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE -- CLASS B                                    $10.19
--------------------------------------------------------------------------
(A) Pre-refunded security. The pre-refunded date is shown as the maturity date on the Statement of Net Assets.
AMBAC -- American Municipal Bond Assurance Corporation
COP -- Certificate of Participation
FFCB -- Federal Farm Credit Bank
FGIC -- Financial Guaranty Insurance Corporation
FHLB -- Federal Home Loan Bank
FHLMC -- Federal Home Loan Mortgage Corporation
FNMA -- Federal National Mortgage Association
GO -- General Obligation
MBIA -- Municipal Bond Insurance Association
MTN -- Medium Term Note
RB -- Revenue Bond
STRIPS -- Separately Traded Registered Interest and Principal Securities

The accompanying notes are an integral part of the financial statements.


20


                                                                 [LOGO OMITTED]

                                                               JANUARY 31, 1999

CAPITAL APPRECIATION PORTFOLIO

[PIE CHART OMITTED]
[PLOT POINTS FOLLOWS]

COMMON STOCKS        95.5%
REPURCHASE AGREEMENT  4.5

% OF TOTAL PORTFOLIO INVESTMENTS
PIE CHART UNAUDITED

--------------------------------------------------------------------------
                                                FACE AMOUNT       VALUE
DESCRIPTION                                        (000)          (000)
--------------------------------------------------------------------------
COMMON STOCKS -- 95.1%
   Broadcasting, Newspapers and Advertising -- 1.8%
     Fox Entertainment Group, Cl A*               60,000        $ 1,672
     TMP Worldwide                                20,000          1,200
--------------------------------------------------------------------------
   TOTAL BROADCASTING, NEWSPAPERS AND ADVERTISING                 2,872
--------------------------------------------------------------------------
   Communications Equipment-- 5.3%
     Broadcom, Cl A*                               6,000            799
     General Instrument*                          57,300          2,034
     Lucent Technologies                          49,000          5,516
--------------------------------------------------------------------------
   TOTAL COMMUNICATIONS EQUIPMENT                                 8,349
--------------------------------------------------------------------------
   Computer Networking Products -- 3.4%
     Cisco Systems*                               48,300          5,388
--------------------------------------------------------------------------
   TOTAL COMPUTER NETWORKING PRODUCTS                             5,388
--------------------------------------------------------------------------
   Computer Software -- 3.9%
     Microsoft*                                   29,600          5,180
     Oracle Systems*                              16,600            919
--------------------------------------------------------------------------
   TOTAL COMPUTER SOFTWARE                                        6,099
--------------------------------------------------------------------------
--------------------------------------------------------------------------
                                                                  VALUE
DESCRIPTION                                      SHARES           (000)
--------------------------------------------------------------------------
   Computers & Services -- 14.3%
     America Online*                              59,000       $ 10,366
     Compaq Computer                              40,000          1,905
     Computer Sciences*                           25,000          1,714
     Dell Computer*                                9,300            930
     EMC**                                        24,600          2,678
     International Business Machines              12,500          2,291
     Seagate Technology*                          38,200          1,554
     Sun Microsystems*                             8,000            894
--------------------------------------------------------------------------
   TOTAL COMPUTERS & SERVICES                                    22,332
--------------------------------------------------------------------------
   Conglomerates -- 6.6%
     General Electric                             50,000          5,244
     Tyco International                           65,400          5,040
--------------------------------------------------------------------------
   TOTAL CONGLOMERATES                                           10,284
--------------------------------------------------------------------------
   Drugs -- 11.0%
     Abbott Laboratories                          26,000          1,207
     American Home Products                       25,000          1,467
     Amgen*                                       13,500          1,725
     Biogen*                                      20,000          1,965
     Merck                                        22,400          3,287
     Pfizer                                       39,700          5,106
     Warner Lambert                               35,000          2,527
--------------------------------------------------------------------------
   TOTAL DRUGS                                                   17,284
--------------------------------------------------------------------------
   Entertainment -- 2.1%
     Time Warner                                  28,800          1,800
     Walt Disney                                  45,000          1,485
--------------------------------------------------------------------------
   TOTAL ENTERTAINMENT                                            3,285
--------------------------------------------------------------------------
   Financial Services -- 7.6%
     American Express                             15,200          1,564
     Charles Schwab                               79,500          5,590
     Fannie Mae                                   20,500          1,494
     Freddie Mac                                  27,000          1,674
     Merrill Lynch                                20,000          1,520
--------------------------------------------------------------------------
   TOTAL FINANCIAL SERVICES                                      11,842
--------------------------------------------------------------------------
   Household Products -- 3.7%
     Clorox                                       34,800          4,354
     Colgate-Palmolive                            18,500          1,488
--------------------------------------------------------------------------
   TOTAL HOUSEHOLD PRODUCTS                                       5,842
--------------------------------------------------------------------------



                                                                    (CONTINUED)
                                                                             21


STATEMENT OF NET ASSETS

CAPITAL APPRECIATION PORTFOLIO (CONCLUDED)

--------------------------------------------------------------------------
                                                                  VALUE
DESCRIPTION                                      SHARES           (000)
--------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
   Insurance -- 5.9%
     AIG                                          59,215        $ 6,095
     Marsh & McLennan                             51,000          3,207
--------------------------------------------------------------------------
   TOTAL INSURANCE                                                9,302
--------------------------------------------------------------------------
   Medical Products & Services -- 5.1%
     Guidant                                      64,000          3,772
     McKesson HBOC                                55,000          4,132
--------------------------------------------------------------------------
   TOTAL MEDICAL PRODUCTS & SERVICES                              7,904
--------------------------------------------------------------------------
   Retail -- 13.6%
     Albertson's                                  24,000          1,464
     CVS                                          78,700          4,309
     Home Depot                                   31,700          1,914
     Lowe's Companies                             39,200          2,286
     Rite Aid                                     41,400          2,034
     Safeway*                                     29,500          1,656
     Staples*                                     47,250          1,353
     Wal-mart Stores                              31,000          2,666
     Walgreen                                     57,800          3,612
--------------------------------------------------------------------------
   TOTAL RETAIL                                                  21,294
--------------------------------------------------------------------------
   Semi-Conductors/Instruments -- 3.8%
     Applied Materials*                           14,800            935
     Intel                                        21,000          2,960
     Texas Instruments                            20,000          1,978
--------------------------------------------------------------------------
   TOTAL SEMI-CONDUCTORS/INSTRUMENTS                              5,873
--------------------------------------------------------------------------
   TELEPHONES & TELECOMMUNICATION -- 7.0%
     Ameritech                                    25,000          1,628
     Bell Atlantic                                46,000          2,760
     MCI WorldCom**                               25,000          1,994
     Mediaone Group*                              38,000          2,130
     Tele-Communications-TCI, Cl A*               35,000          2,400
--------------------------------------------------------------------------
   TOTAL TELEPHONES & TELECOMMUNICATION                          10,912
--------------------------------------------------------------------------
   TOTAL COMMON STOCKS  (COST $78,922)                          148,862
--------------------------------------------------------------------------


--------------------------------------------------------------------------
                                                                  VALUE
DESCRIPTION                                       SHARES          (000)
--------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 4.5%
   JP Morgan
     4.750%, dated 01/29/99, matures 02/01/99,
     repurchase price $7,043,326 (collateralized
     by Government National Mortgage Association:
     total  market value: $7,161,400)            $ 7,021        $ 7,021
--------------------------------------------------------------------------
   TOTAL REPURCHASE AGREEMENT  (COST $7,021)                      7,021
--------------------------------------------------------------------------
   TOTAL INVESTMENTS -- 99.6% (COST $85,943)                    155,883
--------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES, NET -- 0.4%
   Other Assets and Liabilities, Net                                613
--------------------------------------------------------------------------
NET ASSETS:
Portfolio Shares of Class A (unlimited
   authorization -- no par value) based on
   7,750,425 outstanding shares
   of beneficial interest                                        70,360
Portfolio Shares of Class B (unlimited
   authorization -- no par value) based
   on 1,014,823 outstanding shares
   of beneficial interest                                        13,773
Accumulated net investment loss                                     (87)
Accumulated net realized gain on investments                      2,510
Net unrealized appreciation on investments                       69,940
--------------------------------------------------------------------------
   TOTAL NET ASSETS -- 100.0%                                  $156,496
--------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE -- CLASS A                                    $17.89
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE -- CLASS B                                    $17.61
--------------------------------------------------------------------------
*   Non-income producing security
** Irregular-income producing security

The accompanying notes are an integral part of the financial statements.


22






                                                                 [LOGO OMITTED]

                                                               JANUARY 31, 1999

EQUITY INCOME PORTFOLIO

[PIE CHART OMITTED]
[PLOT POINTS FOLLOWS]

REPURCHASE AGREEMENT  2.2%
PREFERRED STOCKS      5.1%
COMMON STOCKS        91.3%
CONVERTIBLE BONDS     1.4%

% of Total Portfolio Investments
Pie chart unaudited


--------------------------------------------------------------------------
                                                                  VALUE
DESCRIPTION                                      SHARES           (000)
--------------------------------------------------------------------------
COMMON STOCKS -- 91.5%
   Aerospace & Defense -- 1.5%
     Lockheed Martin                              24,000         $  846
--------------------------------------------------------------------------
   TOTAL AEROSPACE & DEFENSE                                        846
--------------------------------------------------------------------------
   Banks -- 1.2%
     Compass Bancshares                           20,000            712
--------------------------------------------------------------------------
   TOTAL BANKS                                                      712
--------------------------------------------------------------------------
   Broadcasting, Newspapers and Advertising -- 2.6%
     Comcast, Cl A                                 5,500            374
     TCA Cable TV                                 30,000          1,157
--------------------------------------------------------------------------
   TOTAL BROADCASTING, NEWSPAPERS AND ADVERTISING                 1,531
--------------------------------------------------------------------------
   Chemicals -- 1.2%
     E.I. Du Pont de Nemours                      14,000            717
--------------------------------------------------------------------------
   TOTAL CHEMICALS                                                  717
--------------------------------------------------------------------------
   Communications Equipment -- 2.9%
     Lucent Technologies                          15,000          1,688
--------------------------------------------------------------------------
   TOTAL COMMUNICATIONS EQUIPMENT                                 1,688
--------------------------------------------------------------------------


--------------------------------------------------------------------------
                                                                  VALUE
DESCRIPTION                                      SHARES           (000)
--------------------------------------------------------------------------
   Computers & Services -- 3.2%
     International Business Machines              10,000       $  1,832
--------------------------------------------------------------------------
   TOTAL COMPUTERS & SERVICES                                     1,832
--------------------------------------------------------------------------
   Cosmetics, Soaps & Toiletries -- 1.6%
     Procter & Gamble                             10,000            909
--------------------------------------------------------------------------
   TOTAL COSMETICS, SOAPS & TOILETRIES                              909
--------------------------------------------------------------------------
   DRUGS -- 5.7%
     Bristol-Myers Squibb                         12,000          1,538
     Merck                                        12,000          1,761
--------------------------------------------------------------------------
   TOTAL DRUGS                                                    3,299
--------------------------------------------------------------------------
   Electrical Utilities -- 8.6%
     Allegheny Energy                             40,000          1,265
     Avista                                       60,000          1,110
     Montana Power                                30,000          1,575
     Southern                                     40,000          1,077
--------------------------------------------------------------------------
   TOTAL ELECTRICAL UTILITIES                                     5,027
--------------------------------------------------------------------------
   Electronic & Other Electrical Equipment -- 3.6%
     General Electric                             20,200          2,118
--------------------------------------------------------------------------
   TOTAL ELECTRONIC & OTHER ELECTRICAL EQUIPMENT                  2,118
--------------------------------------------------------------------------
   Entertainment -- 1.1%
     Walt Disney                                  20,000            660
--------------------------------------------------------------------------
   TOTAL ENTERTAINMENT                                              660
--------------------------------------------------------------------------
   FINANCIAL SERVICES -- 4.9%
     A.G. Edwards & Sons                          30,000          1,016
     American Express                             18,000          1,852
--------------------------------------------------------------------------
   TOTAL FINANCIAL SERVICES                                       2,868
--------------------------------------------------------------------------
   Food, Beverage & Tobacco-- 4.5%
     General Mills                                 7,200            604
     H.J. Heinz                                   20,600          1,160
     Quaker Oats                                  15,000            834
--------------------------------------------------------------------------
   TOTAL FOOD, BEVERAGE & TOBACCO                                 2,598
--------------------------------------------------------------------------
   Forestry -- 2.0%
     Rayonier                                     26,500          1,166
--------------------------------------------------------------------------
   TOTAL FORESTRY                                                 1,166
--------------------------------------------------------------------------
   Gas/Natural Gas -- 2.8%
     Williams Company                             50,000          1,650
--------------------------------------------------------------------------
   TOTAL GAS/NATURAL GAS                                          1,650
--------------------------------------------------------------------------

                                                                    (CONTINUED)


                                                                             23


STATEMENT OF NET ASSETS

EQUITY INCOME PORTFOLIO


--------------------------------------------------------------------------
                                                                  VALUE
DESCRIPTION                                      SHARES           (000)
--------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
   Insurance -- 5.3%
     Jefferson Pilot                              28,500        $ 2,159
     Marsh & McLennan                             15,000            943
--------------------------------------------------------------------------
   TOTAL INSURANCE                                                3,102
--------------------------------------------------------------------------
   Machinery -- 6.0%
     Lincoln Electric Holdings                    60,000          1,267
     Parker Hannifin                              30,000            923
     Timken                                       60,000          1,301
--------------------------------------------------------------------------
   TOTAL MACHINERY                                                3,491
--------------------------------------------------------------------------
   Office Equipment -- 2.1%
     Xerox                                        10,000          1,240
--------------------------------------------------------------------------
   TOTAL OFFICE EQUIPMENT                                         1,240
--------------------------------------------------------------------------
   Petroleum & Fuel Products -- 3.3%
     Kerr-McGee                                   23,000            781
     Schlumberger                                 23,600          1,124
--------------------------------------------------------------------------
   TOTAL PETROLEUM & FUEL PRODUCTS                                1,905
--------------------------------------------------------------------------
   Petroleum Refining -- 5.9%
     Exxon                                        20,000          1,409
     Mobil                                        15,000          1,315
     Texaco                                       15,000            711
--------------------------------------------------------------------------
   TOTAL PETROLEUM REFINING                                       3,435
--------------------------------------------------------------------------
   Printing & Publishing -- 7.3%
     Knight-Ridder                                25,800          1,232
     McGraw-Hill                                  22,000          2,379
     Tribune                                      10,000            639
--------------------------------------------------------------------------
   TOTAL PRINTING & PUBLISHING                                    4,250
--------------------------------------------------------------------------
   Real Estate Investment Trusts -- 5.1%
     Boykin Lodging                               50,000            691
     Centerpoint Properties Trust                 13,000            424
     Duke Realty Investments                      24,000            552
     National Golf Properties                     13,000            335
     Sovran Self Storage                          40,000            993
--------------------------------------------------------------------------
   TOTAL REAL ESTATE INVESTMENT TRUSTS                            2,995
--------------------------------------------------------------------------
   Telephones & Telecommunication -- 3.5%
     Alltel                                       10,000            646
     Bell Atlantic                                10,000            600
     GTE                                          12,000            810
--------------------------------------------------------------------------
   TOTAL TELEPHONES & TELECOMMUNICATION                           2,056
--------------------------------------------------------------------------

--------------------------------------------------------------------------
                                              SHARES/FACE         VALUE
DESCRIPTION                                   AMOUNT (000)        (000)
--------------------------------------------------------------------------
   Trucking -- 2.3%
     CNF Transportation                           30,000        $ 1,331
--------------------------------------------------------------------------
   TOTAL TRUCKING                                                 1,331
--------------------------------------------------------------------------
   Water Utilities -- 3.3%
     American States Water                        40,000          1,143
     Aquarion                                     20,000            771
--------------------------------------------------------------------------
   TOTAL WATER UTILITIES                                          1,914
--------------------------------------------------------------------------
   TOTAL COMMON STOCKS  (COST $41,446)                           53,340
--------------------------------------------------------------------------
PREFERRED STOCKS -- 5.1%
     MCI                                          20,000            518
     Microsoft                                    10,000            983
     TCI Communications                           12,000          1,500
--------------------------------------------------------------------------
   TOTAL PREFERRED STOCKS  (COST $2,345)                          3,001
--------------------------------------------------------------------------
CONVERTIBLE BOND -- 1.4%
   Oryx Energy
     7.500%, 05/15/14                                800            793
--------------------------------------------------------------------------
   TOTAL CONVERTIBLE BOND  (COST $791)                              793
--------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 2.2%
   JP Morgan
     4.750%, dated 01/29/99, matures 02/01/99,
     repurchase price $1,311,067 (collateralized by
     Government National Mortgage Association:
     total market value $1,326,936)               $1,301          1,301
--------------------------------------------------------------------------
   TOTAL REPURCHASE AGREEMENT (COST $1,301)                       1,301
--------------------------------------------------------------------------
   TOTAL INVESTMENTS-- 100.2% (COST $45,883)                     58,435
--------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES, NET -- (0.2%)
   Other Assets and Liabilities, Net                               (134)
--------------------------------------------------------------------------
NET ASSETS:
Portfolio Shares of Class A (unlimited
   authorization -- no par value) based on
   3,875,079 outstanding shares
   of beneficial interest                                        39,618
Portfolio Shares of Class B (unlimited
   authorization -- no par value) based on
   461,634 outstanding shares
   of beneficial interest                                         5,574
Distributions in excess of net investment income                    (35)
Accumulated net realized gain on investments                        592
Net unrealized appreciation on investments                       12,552
--------------------------------------------------------------------------
   TOTAL NET ASSETS -- 100.0%                                   $58,301
--------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE -- CLASS A                                    $13.44
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE -- CLASS B                                    $13.44
--------------------------------------------------------------------------
The accompanying notes are an integral part of the financial statements.



24





                       THIS PAGE INTENTIONALLY LEFT BLANK





STATEMENT OF OPERATIONS


FOR THE YEAR ENDED JANUARY 31, 1999

                                                     (IN THOUSANDS)                          (IN THOUSANDS)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                WEST VIRGINIA     GOVERNMENT       CAPITAL
                                          PRIME OBLIGATIONS       TAX-EXEMPT      SECURITIES     APPRECIATION    EQUITY INCOME
                                               PORTFOLIO       INCOME PORTFOLIO    PORTFOLIO       PORTFOLIO       PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
   Interest income ......................      $ 3,494             $ 5,395         $ 3,247          $  228          $  135
   Dividend income ......................           --                  --              96           1,022           1,471
-----------------------------------------------------------------------------------------------------------------------------------
   TotalInvestment Income ...............        3,494               5,395           3,343           1,250           1,606
-----------------------------------------------------------------------------------------------------------------------------------
EXPENSES:
   Administrator fees ...................          126                 196             105             258             109
   Investment advisory fees .............          157                 441             394           1,228             405
   Less: investment advisory fees waived.         (108)                (65)           (148)           (326)            (68)
   Sub-advisory fees ....................           47                  --              --              --              --
   Custodian fees .......................            3                   7               2               9              --
   Professionalfees .....................           11                  24              13              35              14
   Registration & filing fees ...........            3                   4               3               5               2
   Printing expenses ....................            7                  13               7              17               3
   Trustee fees .........................            5                   7               4              10               4
   Pricing fees .........................           --                  14               3               1               1
   Distribution fees (1) ................           17                  22               5              23              13
   Transfer agent fees ..................           52                  67              52              79              51
   Amortization of organization costs ...           --                  --              --              --               4
   Miscellaneous expenses ...............            4                   2               1               1              --
-----------------------------------------------------------------------------------------------------------------------------------
   TOTAL EXPENSES .......................          324                 732             441           1,340             538
-----------------------------------------------------------------------------------------------------------------------------------
   NET INVESTMENT INCOME (LOSS) .......          3,170               4,663           2,902             (90)          1,068
-----------------------------------------------------------------------------------------------------------------------------------
   Net realized gain on investments .....            1                 564             686          10,750           2,415
   Net change in unrealized appreciation
     (depreciation) on investments ......           --                 (35)            183          38,187           4,167
-----------------------------------------------------------------------------------------------------------------------------------
   Net realized and unrealized gain
     on investments .....................            1                 529             869          48,937           6,582
===================================================================================================================================
   Increase in net assets resulting
     from operations ....................      $ 3,171             $ 5,192         $ 3,771         $48,847         $ 7,650
===================================================================================================================================

(1) Distribution fees are only incurred on Class B shares.

                    The accompanying notes are an integral part of the financial statements.

26, 27

                                                                 [LOGO OMITTED]

                                                               JANUARY 31, 1999

Statement of Changes in Net Assets

FOR THE PERIOD ENDED JANUARY 31,

                                                    (IN THOUSANDS)                              (IN THOUSANDS)
-----------------------------------------------------------------------------------------------------------------------------------
                                                  PRIME OBLIGATIONS         WEST VIRGINIA TAX-EXEMPT         GOVERNMENT SECURITIES
                                                       PORTFOLIO                INCOME PORTFOLIO                   PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------------
                                                    1999       1998           1999             1998            1999          1998
-----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
   Net investment income ........................ $ 3,170   $   4,587        $ 4,663       $  4,661           $ 2,902     $  3,085
   Net realized gain on investments .............       1           9            564          1,316               686          303
   Net change in unrealized appreciation
     (depreciation) on investments ..............      --          --            (35)         2,500               183        1,794
-----------------------------------------------------------------------------------------------------------------------------------
   NET INCREASE IN NET ASSETS RESULTING
     FROM INVESTMENT OPERATIONS .................   3,171       4,596          5,192          8,477             3,771        5,182
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS:
   Net investment income:
     Class A ....................................  (2,846)     (4,252)        (4,265)        (4,334)           (2,798)      (3,000)
     Class B ....................................    (324)       (335)          (400)          (327)             (100)         (85)
   Realized gains:
     Class A ....................................      --          --           (939)          (410)             (772)         (39)
     Class B ....................................      --          --            (97)           (36)              (32)          (1)
-----------------------------------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS ........................... (3,170)     (4,587)        (5,701)        (5,107)           (3,702)      (3,125)
-----------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARETRANSACTIONS:
   CLASS A:
     Shares issued .............................. 185,391     162,497         12,367          2,749             9,227        6,732
     Shares issued in lieu of cash distributions.     241          13            938             --               772           39
     Shares redeemed ............................(176,344)   (200,643)        (7,655)       (13,440)           (8,553)     (17,688)
-----------------------------------------------------------------------------------------------------------------------------------
   TOTAL CLASS A TRANSACTIONS ....................  9,288     (38,133)         5,650        (10,691)            1,446      (10,917)
-----------------------------------------------------------------------------------------------------------------------------------
   CLASS B:
     Shares issued .............................. 155,956       8,411          2,477          2,096               942          331
     Shares issued in lieu of cash distributions      150         224            405            307               107           71
     Shares redeemed ............................(158,520)     (9,586)        (1,019)        (1,191)             (506)        (767)
-----------------------------------------------------------------------------------------------------------------------------------
   TOTAL CLASS B TRANSACTIONS .................... (2,414)       (951)         1,863          1,212               543         (365)
-----------------------------------------------------------------------------------------------------------------------------------
   Increase (Decrease) in Net Assets from
   CapitalShare Transactions ....................   6,874     (39,084)         7,513         (9,479)            1,989      (11,282)
-----------------------------------------------------------------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS .......  6,875     (39,075)         7,004         (6,109)            2,058       (9,225)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
   Beginning of year ............................  58,727      97,802         92,701         98,810            51,619       60,844
-----------------------------------------------------------------------------------------------------------------------------------
   End of year ..................................$ 65,602   $  58,727        $99,705        $92,701           $53,677      $51,619
===================================================================================================================================
CAPITAL SHARE TRANSACTIONS:
   CLASS A:
     Sharesissued ............................... 185,391     162,497          1,206            273               908          681
     Shares issued in lieu of cash distributions.     241          13             91             --                75            4
     Shares redeemed ............................(176,344)   (200,643)          (747)        (1,342)             (838)      (1,810)
-----------------------------------------------------------------------------------------------------------------------------------
   TOTAL CLASS A SHARETRANSACTIONS ...............  9,288     (38,133)           550         (1,069)              145       (1,125)
-----------------------------------------------------------------------------------------------------------------------------------
   CLASS B:
     Shares issued .............................. 155,956       8,411            242            207                93           34
     Shares issued in lieu of cash distributions.     150         224             39             30                10            7
     Shares redeemed ............................(158,520)     (9,586)           (99)          (118)              (50)         (79)
-----------------------------------------------------------------------------------------------------------------------------------
   TOTAL CLASS B SHARE TRANSACTIONS .............  (2,414)       (951)           182            119                53          (38)
-----------------------------------------------------------------------------------------------------------------------------------
    TOTAL SHARES TRANSACTIONS ...................   6,874     (39,084)           732           (950)              198       (1,163)
===================================================================================================================================
                            The accompanying notes are an integral part of the financial statements.


28, 29

                                                                 [LOGO OMITTED]

                                                               JANUARY 31, 1999

Statement of Changes in Net Assets

FOR THE PERIOD ENDED JANUARY 31,

                                                                 (IN THOUSANDS)                       (IN THOUSANDS)
-----------------------------------------------------------------------------------------------------------------------------------
                                                              CAPITAL APPRECIATION                      EQUITY INCOME
                                                                    PORTFOLIO                             PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------------
                                                             1999              1998                 1999             1998
-----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
   Net investment income (loss) .........................  $   (90)      $      91                $ 1,068          $ 1,098
   Net realized gain on investments .....................   10,750          25,364                  2,415            2,589
   Net change in unrealized appreciation (depreciation)
     on investments .....................................   38,187          (7,199)                 4,167            4,595
-----------------------------------------------------------------------------------------------------------------------------------
   Net Increase in Net Assets Resulting
     from Investment Operations .........................   48,847          18,256                  7,650            8,282
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS:
   Net investment income:
     Class A ............................................       --             (43)                  (992)          (1,038)
     Class B ............................................       --              --                    (95)             (60)
   Net realized gains:
     Class A ............................................  (12,234)        (25,454)                (2,596)          (1,455)
     Class B ............................................     (832)         (1,340)                  (270)            (108)
-----------------------------------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS ..................................  (13,066)        (26,837)                (3,953)          (2,661)
-----------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARETRANSACTIONS:
   Class A:
     Shares issued ......................................    5,860          31,733                  6,541           11,078
     Shares issued in lieu of cash distributions ........   12,234              --                  2,596               --
     Shares redeemed ....................................  (24,460)        (29,505)                (8,554)          (9,925)
-----------------------------------------------------------------------------------------------------------------------------------
   TOTAL CLASS A TRANSACTIONS ...........................   (6,366)          2,228                    583            1,153
-----------------------------------------------------------------------------------------------------------------------------------
   Class B:
     Shares issued ......................................  140,979           2,254                  3,150            2,340
     Shares issued in lieu of cash distributions ........      822           1,331                    333              157
     Shares redeemed .................................... (133,789)         (1,518)                (1,216)            (601)
-----------------------------------------------------------------------------------------------------------------------------------
   TOTAL CLASS B TRANSACTIONS ...........................    8,012           2,067                  2,267            1,896
-----------------------------------------------------------------------------------------------------------------------------------
   INCREASE IN NET ASSETS FROM
   CAPITAL SHARE TRANSACTIONS ...........................    1,646           4,295                  2,850            3,049
-----------------------------------------------------------------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS ..............   37,427          (4,286)                 6,547            8,670
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
   Beginning of year ....................................  119,069         123,355                 51,754           43,084
-----------------------------------------------------------------------------------------------------------------------------------
   End of year .......................................... $156,496        $119,069                $58,301          $51,754
===================================================================================================================================
CAPITAL SHARE TRANSACTIONS:
   Class A:
     Sharesissued .......................................      374           2,220                    492              917
     Shares issued in lieu of cash distributions ........      866              --                    205               --
     Shares redeemed ....................................   (1,539)         (1,898)                  (632)            (809)
-----------------------------------------------------------------------------------------------------------------------------------
   TOTAL CLASS A SHARETRANSACTIONS ......................     (299)            322                     65              108
-----------------------------------------------------------------------------------------------------------------------------------
   Class B:
     Shares issued ......................................    9,335             147                    236              193
     Shares issued in lieu of cash distributions ........       59              94                     26               13
     Shares redeemed ....................................   (8,812)           (101)                   (91)             (48)
-----------------------------------------------------------------------------------------------------------------------------------
   TOTAL CLASS B SHARE TRANSACTIONS .....................      582             140                    171              158
-----------------------------------------------------------------------------------------------------------------------------------
   TOTAL SHARE TRANSACTIONS .............................      283             462                    236              266
===================================================================================================================================

                      The accompanying notes are an integral part of the financial statements.



30, 31

                                                                 [LOGO OMITTED]

                                                               JANUARY 31, 1999

Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD ENDED JANUARY 31,


                                                                                                               RATIO OF
                                                                                                                  NET
                      NET REALIZED                                              RATIO OF  RATIO OF    RATIO OF INVESTMENT
     NET                  AND        DIS-      DIS-       NET             NET   EXPENSES    NET       EXPENSES   INCOME
    ASSET              UNREALIZED TRIBUTIONS TRIBUTIONS  ASSET          ASSETS,   TO     INVESTMENT   AVERAGE  TO AVERAGE
    VALUE      NET       GAINS     FROM NET    FROM      VALUE,         END OF  AVERAGE    INCOME   NET ASSETS NET ASSETS PORTFOLIO
  BEGINNING INVESTMENT   LOSSES)  INVESTMENT  REALIZED  END OF   TOTAL  PERIOD   NET     TO AVERAGE (EXCLUDING (EXCLUDING TURNOVER
  OF PERIOD  INCOME    INVESTMENTS  INCOME     GAINS    PERIOD  RETURN   (000)  ASSETS   NET ASSETS   WAIVERS)  WAIVERS)    RATE
-----------------------------------------------------------------------------------------------------------------------------------
PRIME OBLIGATIONS PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------------
CLASS A
1999 $ 1.00    $0.05     $ 0.00     $(0.05)   $ 0.00    $ 1.00   5.20%  $61,465   0.49%     5.06%      0.66%      4.89%      N/A
1998   1.00     0.05       0.00      (0.05)     0.00      1.00   5.33    52,177   0.49      5.21       0.65       5.05       N/A
1997   1.00     0.05       0.00      (0.05)     0.00      1.00   5.11    90,301   0.49      5.00       0.66       4.83       N/A
1996   1.00     0.06       0.00      (0.06)     0.00      1.00   5.65    84,660   0.49      5.50       0.64       5.35       N/A
1995   1.00     0.04       0.00      (0.04)     0.00      1.00   4.15    77,295   0.49      4.08       0.69       3.88       N/A
CLASS B
1999 $ 1.00    $0.05     $ 0.00     $(0.05)   $ 0.00    $ 1.00   4.94%  $ 4,137   0.74%     4.82%      0.91%      4.65%      N/A
1998   1.00     0.05       0.00      (0.05)     0.00      1.00   5.07     6,550   0.74      4.96       0.90       4.80       N/A
1997   1.00     0.05       0.00      (0.05)     0.00      1.00   4.85     7,501   0.74      4.75       0.91       4.58       N/A
1996   1.00     0.05       0.00      (0.05)     0.00      1.00   5.39     6,154   0.74      5.15       0.89       5.00       N/A
1995(1)1.00     0.04       0.00      (0.04)     0.00      1.00   3.95       669   0.74      4.33       0.93       4.14       N/A
-----------------------------------------------------------------------------------------------------------------------------------
WEST VIRGINIA TAX-EXEMPT INCOME PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------------
CLASSA
1999 $10.32    $0.49     $ 0.06     $(0.49)   $(0.11)   $10.27   5.47%  $90,228   0.72%     4.77%      0.79%      4.70%       14%
1998   9.95     0.50       0.42      (0.50)    (0.05)    10.32   9.55    85,043   0.75      5.00       0.80       4.96        17
1997  10.12     0.49      (0.17)     (0.49)     0.00      9.95   3.35    92,619   0.75      5.01       0.85       4.91        26
1996   9.36     0.49       0.76      (0.49)     0.00     10.12  13.66    36,611   0.75      5.02       0.89       4.88        43
1995  10.17     0.46      (0.81)     (0.46)     0.00      9.36  (3.38)   26,096   0.75      4.88       1.09       4.54        28
CLASSB
1999 $10.32    $0.47     $ 0.05     $(0.47)   $(0.11)   $10.26   5.11%  $ 9,477   0.97%     4.52%      1.04%      4.45%       14%
1998   9.95     0.48       0.42      (0.48)    (0.05)    10.32   9.28     7,658   1.00      4.74       1.05       4.70        17
1997  10.11     0.47      (0.16)     (0.47)     0.00      9.95   3.19     6,191   1.00      4.76       1.10       4.66        26
1996   9.36     0.47       0.75      (0.47)     0.00     10.11  13.26     4,312   1.00      4.78       1.14       4.64        43
1995  10.17     0.43      (0.81)     (0.43)     0.00      9.36  (3.62)    2,263   1.00      4.68       1.34       4.34        28
-----------------------------------------------------------------------------------------------------------------------------------
GOVERNMENT SECURITIES PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------------
CLASS A
1999 $10.17    $0.56     $ 0.17     $(0.56)   $(0.16)   $10.18   7.39%  $51,614   0.83%     5.54%      1.11%      5.26%       11%
1998   9.76     0.57       0.42      (0.57)    (0.01)    10.17  10.44    50,100   0.83      5.77       1.05       5.55        21
1997  10.15     0.56      (0.39)     (0.56)     0.00      9.76   1.83    59,014   0.83      5.75       1.16       5.42        46
1996   9.09     0.55       1.06      (0.55)     0.00     10.15  18.14    60,228   0.83      5.68       1.11       5.40        28
1995  10.06     0.51      (0.97)     (0.51)     0.00      9.09  (4.48)   61,067   0.83      5.61       1.17       5.27        13
CLASS B
1999 $10.18    $0.54     $ 0.17     $(0.54)   $(0.16)   $10.19   7.12%  $ 2,063   1.08%     5.28%      1.36%      5.00%       11%
1998   9.77     0.54       0.42      (0.54)    (0.01)    10.18  10.16     1,519   1.08      5.52       1.30       5.30        21
1997  10.15     0.53      (0.38)     (0.53)     0.00      9.77   1.69     1,830   1.08      5.50       1.41       5.17        46
1996   9.10     0.53       1.05      (0.53)     0.00     10.15  17.72     1,167   1.08      5.39       1.36       5.11        28
1995  10.06     0.49      (0.96)     (0.49)     0.00      9.10  (4.62)      457   1.08      5.34       1.42       5.00        13
-----------------------------------------------------------------------------------------------------------------------------------

 (1) Commenced operations on February 7, 1994. All ratios for the period have been annualized.

               The accompanying notes are an integral part of the financial statements.


32, 33

                                                                 [LOGO OMITTED]

                                                               JANUARY 31, 1999

Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD ENDED JANUARY 31,


                                                                                                                RATIO OF
                                                                                                                  NET
                         NET REALIZED                                            RATIO OF  RATIO OF  RATIO OF  INVESTMENT
     NET                      AND         DIS-      DIS-     NET           NET   EXPENSES    NET     EXPENSES INCOME (LOSS)
    ASSET                  UNREALIZED TRIBUTIONS TRIBUTIONS ASSET        ASSETS,   TO     INVESTMENT  AVERAGE  TO AVERAGE
    VALUE       NET          GAINS     FROM NET    FROM    VALUE,        END OF AVERAGE INCOME(LOSS) NET ASSETS NET ASSETS PORTFOLIO
  BEGINNING  INVESTMENT   (LOSSES) ON INVESTMENT REALIZED  END OF  TOTAL PERIOD   NET    TO AVERAGE (EXCLUDING (EXCLUDING  TURNOVER
  OF PERIOD INCOME (LOSS) INVESTMENTS   INCOME     GAINS   PERIOD RETURN  (000)  ASSETS  NET ASSETS   WAIVERS)  WAIVERS)     RATE
-----------------------------------------------------------------------------------------------------------------------------------
CAPITAL APPRECIATION PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------------
CLASS A
1999  $14.05  $(0.02)       $5.52      $ 0.00    $(1.66)   $17.89  42.72% $138,624   1.02%  (0.05)%     1.28%     (0.31)%     74%
1998   15.38    0.03         2.52       (0.01)    (3.87)    14.05  17.12   113,048   1.02    0.09       1.28      (0.17)      118
1997   13.31    0.00         2.86       (0.01)    (0.78)    15.38  22.06   118,873   1.02   (0.01)      1.28      (0.27)       90
1996    9.57    0.01         3.93       (0.01)    (0.19)    13.31  41.31    99,612   1.02    0.08       1.27      (0.17)      119
1995   10.53    0.03        (0.96)      (0.03)     0.00      9.57  (8.84)   70,502   1.02    0.28       1.33      (0.03)      107
CLASS B
1999  $13.89  $(0.01)       $5.39      $ 0.00    $(1.66)   $17.61  42.34% $ 17,872   1.27%  (0.28)%     1.53%     (0.54)%     74%
1998   15.28    0.02         2.46        0.00     (3.87)    13.89  16.76     6,021   1.27   (0.16)      1.53      (0.42)      118
1997   13.25   (0.03)        2.84        0.00     (0.78)    15.28  21.81     4,482   1.27   (0.27)      1.53      (0.53)       90
1996    9.55   (0.01)        3.90        0.00     (0.19)    13.25  40.88     2,233   1.27   (0.16)      1.52      (0.41)      119
1995   10.52    0.01        (0.97)      (0.01)     0.00      9.55  (9.11)      505   1.27    0.02       1.58      (0.29)      107
-----------------------------------------------------------------------------------------------------------------------------------
EQUITY INCOME PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------------
CLASS A
1999  $12.62   $0.27        $1.52      $(0.27)   $(0.70)   $13.44  14.69% $ 52,095   0.96%   1.97%      1.09%      1.84%       47%
1998   11.23    0.27         1.78       (0.27)    (0.39)    12.62  18.44    48,076   1.11    2.26       1.15       2.22        68
1997(1)10.00    0.16         1.23       (0.16)     0.00     11.23  13.98    41,580   1.20    3.27       1.25       3.22        10
CLASS B
1999  $12.62   $0.22        $1.54      $(0.24)   $(0.70)   $13.44  14.43% $  6,206   1.21%   1.72%      1.34%      1.59%       47%
1998   11.24    ppp0.23         1.79       (0.25)    (0.39)    12.62  18.07     3,678   1.36    2.01       1.40       1.97        68
1997(1)10.00    0.15         1.24       (0.15)     0.00     11.24  13.98     1,504   1.45    3.02       1.50       2.97        10
-----------------------------------------------------------------------------------------------------------------------------------

  (1)    Commenced operations on August 2, 1996. All ratios for the period have been annualized.

                   The accompanying notes are an integral part of the financial statements.


34, 35

Notes to Financial Statements


1. ORGANIZATION:
The Arbor Fund (the "Trust") was organized as a Massachusetts business trust under a Declaration of Trust dated July 24, 1992 and had no operations through February 1, 1993, other than those related to organizational matters and the sale of initial shares to SEI Fund Resources (the "Administrator"), on October 9, 1992. SEI Investments Management Corporation, a wholly-owned subsidiary of SEI Investments Company, is the owner of all beneficial interest in the Administrator. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management company. The financial statements included herein relate to the Trust's OVBFamily of Funds. The OVB Family of Funds includes the Prime Obligations Portfolio (the "Money Market Portfolio"), Capital Appreciation Portfolio and Equity Income Portfolio (the "Equity Portfolios"), Government Securities Portfolio and West Virginia Tax-Exempt Income Portfolio (the "Fixed Income Portfolios"). The financial statements of the remaining portfolios of the Trust are presented separately. The assets of each Portfolio are segregated, and a shareholder's interest is limited to the Portfolio in which shares are held.The Portfolios' prospectus provides a description of each Portfolio's investment objectives, policies and strategies. The Portfolios are registered to offer two classes of shares:Class A and Class B (see note 3).


2. SIGNIFICANT ACCOUNTING POLICIES:
The following is a summary of the significant accounting policies consistently followed by the Portfolios.

SECURITY VALUATION--
Investments in equity securities that are traded on a national securities exchange (or reported on NASDAQ national market system) are stated at the last quoted sales price, if readily available for such equity securities on each business day; other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price. When market quotations are not readily available, securities are valued at fair value as determined in good faith by procedures established and approved by the Board of Trustees. Debt obligations exceeding sixty days to maturity for which market quotations are readily available are valued at the most recently quoted bid price.Debt obligations with sixty days or less until maturity are valued at their amortized cost.
     Investment securities held by the Money Market Portfolio are stated at amortized cost which approximates market value. Under the amortized cost method, any discount or premium is amortized ratably to the maturity of the security and is included in interest income.

                                                                 [LOGO OMITTED]

                                                               January 31, 1999


FEDERAL INCOME TAXES--
It is each Portfolio's intention to con- tinue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of the Internal Revenue Code of 1986, as amended. Accordingly, no provision for Federal income taxes has been made in the financial statements.

SECURITY TRANSACTIONS AND RELATED INCOME--
Security transactions are accounted for on the date the security is purchased or sold (trade date). Dividend income is recognized on the ex-dividend date, and interest income is recognized on the accrual basis. Costs used in determining realized gains and losses on the sales of investment securities are those of the specific securities sold.Purchase discounts and premiums on securities held by the Fixed Income Portfolios are accreted and amortized to maturity using the scientific interest method, which approximates the effective interest method.

REPURCHASE AGREEMENTS--
The Portfolios, except the West Virginia Tax-Exempt Income Portfolio, invest in tri-party repurchase agreements. Securities held as collateral for tri-party repurchase agreements are maintained in a segregated account by the broker's custodian bank until maturity of the repurchase agreement. Provisions of the repurchase agreements require that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default of the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization and/or retention of the collateral by the Portfolios may be delayed or limited.

EXPENSES--
Expenses that are directly related to one of the Portfolios are charged directly to that Portfolio. Other operating expenses of the Trust are prorated to the portfolios on the basis of relative net assets. Class B shares bear a class specific 12b-1 fee. Income, expenses and accumulated realized and unrealized gains and losses of a Portfolio are allocated to the respective class on the basis of relative net asset value each day.

DISTRIBUTIONS--
Distributions from net investment income for the Equity Portfolios are paid to shareholders in the form of quarterly dividends.Distributions from net investment income for the Money Market and Fixed Income Portfolios are declared daily and paid to shareholders on a monthly basis.Any net realized capital gains on sales of securities are distributed to shareholders at least annually.

                                                                    (CONTINUED)

     The amounts of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from those amounts determined under generally accepted accounting principles.

USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS--
The preparation of financial statements, in conformity with generally accepted accounting principals, requires management to make estimates and assumptions that affect the reported amount of net assets and liabilities and disclosure of contingent assets at the date of the financial statements and the reported results of operations during the reporting period. Actual results could differ from those estimates.

3. INVESTMENT ADVISORY, ADMINISTRATION,
TRANSFER AGENT, AND DISTRIBUTION AGREEMENTS:

One Valley Bank, N.A. (the "Adviser") serves as Investment Adviser to each Portfolio pursuant to an investment advisory agreement (the "Advisory Agreement") with the Trust. For its services, the Adviser is entitled to a fee, that is calculated daily and paid monthly, at an annual rate based on the average daily net assets of each Portfolio as follows:
Prime Obligations Portfolio --.25%, Capital Appreciation Portfolio --.95%, Equity Income Portfolio--.74%, Government Securities Portfolio --.75% and West Virginia Tax-Exempt IncomePortfolio--.45%. The Adviser has agreed to voluntarily waive a portion of its fee so that the total annual expenses of each Portfolio will not exceed the voluntary expense limitations adopted by the Adviser. In the event that the total annual expenses of a Portfolio, after reflecting a waiver of all fees by the Adviser, exceed the specific limitations, the Adviser has agreed to bear such excess.Fee waivers by the Adviser are voluntary and may be terminated at any time.
     Wellington Management Company, LLP (the "Sub-Adviser") serves as the Investment Sub-Adviser to the Prime Obligations Portfolio pursuant to a sub-advisory agreement (the "Sub-Advisory Agreement") with the Adviser and the Trust. Under the Sub-Advisory Agreement, the Sub-Adviser manages the Portfolio, selects investments, and places all orders for purchases and sales of the Portfolio's securities, subject to the general supervision of the Trustees of the Trust and the Adviser. For the services provided and expenses incurred pursuant to the Sub-Advisory Agreement, the Sub-Adviser is entitled to receive a fee, computed daily and paid monthly, at the annual rate of .075% of the first $500 million of "managed assets" and

                                                                 [LOGO OMITTED]
                                                               January 31, 1999

 .02% of "managed assets" in excess of $500 million. "Managed assets" are all of the Money Market Portfolio assets that the Sub-Adviser manages for the Trust, plus the assets of money market portfolios other than the Prime Obligations Portfolio. The fee paid by the Portfolio is based on its proportionate share of "managed assets."
     The Trust and the Administrator have entered into an Administration Agreement. Under terms of the Administration Agreement, the Administrator is entitled to a fee calculated daily and paid monthly at an annual rate of .20% of the average daily net assets of each Portfolio. There is a minimum annual fee of $75,000 payable to the Administrator by each Portfolio. At its discretion, the Administrator may voluntarily choose not to invoke the $75,000 minimum annual fee.The Administrator also serves as the shareholder servicing agent for the Trust.Compensation for this service is paid under the Administration Agreement.
     DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Portfolios under a Transfer Agency Agreement with the Trust.
     The Trust and SEIInvestments Distribution Co. (the "Distributor"), a wholly-owned subsidiary of SEIInvestments Company, have entered into a Distribution Agreement. The Class B shares of each Portfolio have a distribution plan (the "Class B Plan"), pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. As provided in the Distribution Agreement and the Class B Plan, the Trust will pay a fee, at an annual rate of
 .25% of each Portfolio's average daily net assets attributable to Class B shares to the Distributor as compensation for its services.

4. ORGANIZATIONAL COSTS AND
TRANSACTIONS WITH AFFILIATES:
Organizational costs have been capitalized by the Trust and are being amortized over sixty months beginning with the commencement of operations. In the event any of the initial shares are redeemed by any holder thereof during the period that the fund is amortizing its organizational costs, the redemption proceeds payable to the holder thereof by the Trust will be reduced by the unamortized organizational costs in the same ratio as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of the redemption. These costs include legal fees of approximately $23,000 for organizational work performed by a law firm of which two officers of the Trust and a Trustee of the Trust are partners.
     Certain officers of the Trust and a Trustee are also officers of the Administrator and/or Distributor.Such officers are paid no fees by theTrust for serving in their respective roles.

                                                                    (CONTINUED)

Notes to FinancialStatements (CONCLUDED)


5. INVESTMENT TRANSACTIONS:
The cost of security purchases and the proceeds from the sale of securities, other than temporary cash investments, during the period ended January 31, 1999 were as follows:
                        U.S. GOVERNMENT   OTHER INVESTMENT
                          SECURITIES         SECURITIES
                        ---------------  ----------------
                        PURCHASES  SALES   PURCHASES  SALES
PORTFOLIO                 (000)    (000)     (000)    (000)
---------               --------- ------   --------   -----
West Virginia
  Tax-Exempt Income ....$  --     $ --     $20,239   $ 13,473
Government
  Securities ........... 3,487     4,470     2,001      2,081
Capital Appreciation ...   --       --      92,251    110,306
Equity Income ..........   --       --      24,902     25,604

At January 31, 1999, the total cost of securities and the net realized gains or losses on securities sold for Federal income tax purposes were not materially different from amounts reported for financial reporting purposes. The aggregate gross unrealized appreciation and depreciation on investment securities at January 31, 1999, for each Equity and Fixed Income Portfolio is as follows:

                                                   NET
                  APPRECIATED   DEPRECIATED    UNREALIZED
                  SECURITIES     SECURITIES   APPRECIATION
PORTFOLIO            (000)         (000)          (000)
---------         -----------   ------------  -------------
West Virginia
  Tax-Exempt
  Income ......... $ 6,103       $   (118)       $ 5,985
Government
  Securities .....   2,853            (59)         2,794
Capital
  Appreciation ...  70,018            (78)        69,940
Equity
  Income .........  13,652         (1,100)        12,552


6. CONCENTRATION OF CREDIT RISK:

     The West Virginia Tax-Exempt Income Portfolio Invests in debt instruments of municipal issuers. Although this Portfolio monitors investment concentration, the issuers' ability to meet their obligations may be affected by economic developments in a specific state or region.


40

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                                                                 [LOGO OMITTED]

                                                               JANUARY 31, 1999

Notice to Shareholders of The OVB Funds

UNAUDITED

FOR TAXPAYERS FILING ON A CALENDAR YEAR BASIS, THIS NOTICE IS FOR INFORMATIONAL PURPOSES ONLY.

For the fiscal year ended January 31, 1999, each fund is designating long term and mid term capital gains, qualifying dividends, and exempt income with regard to distributions paid during the year as follows:


                                     LONG TERM       ORDINARY      TAX EXEMPT
                                   CAPITAL GAINS      INCOME         INCOM
                                   DISTRIBUTIONS   DISTRIBUTIONS  DISTRIBUTIONS
PORTFOLIO                           (TAX BASIS)     (TAX BASIS)    (TAX BASIS)
---------                              -------------   -------------  ----------
Prime Obligations Money Market.....      0%             100%             0%
Capital Appreciation...............     98%               2%             0%
Equity Income......................     64%              36%             0%
Government Securities..............     22%              78%             0%
WestVirginia Tax-Exempt Income.....     17%               1%            82%




                                     Qualifying
Portfolio                           Dividends (1)
---------                               -------------
Prime Obligations Money Market.....       0%
Capital Appreciation...............       0%
Equity Income......................      97%
Government Securities..............       3%
WestVirginia Tax-Exempt Income.....       0%

Please consult your tax adviser for proper treatment of this information.
(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

Notes

Notes

Notes

[LOGOS OMITTED]

THE OVB FUNDS
PORTFOLIOS OF THE ARBOR FUND

INVESTMENT ADVISER:
One Valley Bank, N.A.
One Valley Square, P.O. Box 1793
Charleston, WV 25326

DISTRIBUTOR:
SEI Investments Distribution Co.
Oaks, PA 19456

SEI Investments Distribution Co., the Distributor of The OVB Funds, is not affiliated with One Valley Bank, N.A. One Valley Bank, N.A. serves as Investment Adviser for the OVB Funds.

This material must be preceded or accompanied by a current prospectus.

FOR MORE INFORMATION, CALL:

1-800-545-6331


                                                                   OVB-F-004-06